EXHIBIT 10.2

                                                                 EXECUTION COPY










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                                MASTER INDENTURE

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                      LEVI STRAUSS RECEIVABLES FUNDING, LLC

                                   as Issuer,

                                 CITIBANK, N.A.

                              as Indenture Trustee

                                       and
                    as Paying Agent, Authentication Agent and
                          Transfer Agent and Registrar

                                MASTER INDENTURE

                            Dated as of July 31, 2001



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



                                                  TABLE OF CONTENTS


                                                      ARTICLE I
                                                     DEFINITIONS

Section 1.01.     Definitions....................................................................................2

Section 1.02.     Other Definitional Provisions.................................................................24


                                                      ARTICLE II
                                                      THE NOTES

Section 2.01.     Form Generally................................................................................25

Section 2.02.     Denominations.................................................................................26

Section 2.03.     Execution, Authentication and Delivery........................................................26

Section 2.04.     Authentication Agent..........................................................................26

Section 2.05.     Registration of and Limitations on Transfer and Exchange of Notes.............................28

Section 2.06.     Mutilated, Destroyed, Lost or Stolen Notes....................................................29

Section 2.07.     Persons Deemed Owners.........................................................................30

Section 2.08.     Paying Agent..................................................................................30

Section 2.09.     Cancellation..................................................................................31

Section 2.10.     New Issuances.................................................................................32

Section 2.11.     Book-Entry Notes..............................................................................33

Section 2.12.     Notices to Clearing Agency or Foreign Clearing Agency.........................................34

Section 2.13.     Definitive Notes..............................................................................35

Section 2.14.     Global Note; Euro-Note Exchange Date..........................................................35

Section 2.15.     Representations and Covenants of Paying Agent, Authentication Agent and Transfer Agent
                  and Registrar.................................................................................35


                                                         ARTICLE III
                                          REPRESENTATIONS AND COVENANTS OF THE ISSUER

Section 3.01.     Representations and Warranties of the Issuer..................................................36

Section 3.02.     Affirmative Covenants of the Issuer...........................................................40

Section 3.03.     Negative Covenants of the Issuer..............................................................42

Section 3.04.     Protection of Pledged Assets..................................................................43

Section 3.05.     Opinions as to Pledged Assets.................................................................44

                                                                i


Section 3.06.     Obligations Regarding Servicing of Receivables................................................44

Section 3.07.     Separate Existence of the Issuer..............................................................45


                                                           ARTICLE IV
                                                    SATISFACTION AND DISCHARGE

Section 4.01.     Satisfaction and Discharge of this Indenture..................................................47

Section 4.02.     Application of Trust Money....................................................................48


                                                            ARTICLE V
                                                 EVENTS OF DEFAULT AND REMEDIES

Section 5.01.     Events of Default.............................................................................48

Section 5.02.     Acceleration of Maturity; Rescission and Annulment............................................48

Section 5.03.     Collection of Indebtedness and Suits for Enforcement by the Indenture Trustee.................49

Section 5.04.     Remedies; Priorities..........................................................................51

Section 5.05.     Sale of Assets................................................................................52

Section 5.06.     Limitations on Suits..........................................................................52

Section 5.07.     Unconditional Right of Noteholders to Receive Principal and Interest..........................53

Section 5.08.     Restoration of Rights and Remedies............................................................53

Section 5.09.     Rights and Remedies Cumulative................................................................54

Section 5.10.     Delay or Omission Not a Waiver................................................................54

Section 5.11.     Control by Noteholders........................................................................54

Section 5.12.     Waiver of Past Defaults.......................................................................55

Section 5.13.     Undertaking for Costs.........................................................................55

Section 5.14.     Waiver of Stay or Extension Laws..............................................................55

Section 5.15.     Action on Notes...............................................................................56


                                                       ARTICLE VI
                                                 THE INDENTURE TRUSTEE

Section 6.01.     Duties of the Indenture Trustee...............................................................56

Section 6.02.     Notice of Event of Default....................................................................58

Section 6.03.     Rights of Indenture Trustee...................................................................58

Section 6.04.     Not Responsible for Recitals or Issuance of Notes.............................................60

Section 6.05.     May Hold Notes................................................................................60

                                                                ii

Section 6.06.     Money Held in Trust...........................................................................60

Section 6.07.     Compensation, Reimbursement and Indemnification...............................................60

Section 6.08.     Replacement of Indenture Trustee..............................................................61

Section 6.09.     Successor Indenture Trustee by Merger.........................................................62

Section 6.10.     Appointment of Co-Indenture Trustee or Separate Indenture Trustee.............................62

Section 6.11.     Eligibility; Disqualification.................................................................63

Section 6.12.     Representations and Covenants of the Indenture Trustee........................................63

Section 6.13.     Custody of Pledged Assets and Other Collateral................................................64


                                              ARTICLE VII
                               NOTEHOLDERS' LIST AND REPORTS BY INDENTURE TRUSTEE

Section 7.01.     Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders........................64

Section 7.02.     Preservation of Information...................................................................64


                                             ARTICLE VIII
                               ALLOCATION AND APPLICATION OF COLLECTIONS

Section 8.01.     Collection of Money...........................................................................65

Section 8.02.     Rights of Noteholders.........................................................................65

Section 8.03.     Establishment of Accounts.....................................................................65

Section 8.04.     Collections and Allocations...................................................................66

Section 8.05.     Release of Pledged Assets.....................................................................68

Section 8.06.     Officer's Certificate.........................................................................69

Section 8.07.     Money for Note Payments to Be Held in Trust...................................................69


                                            ARTICLE IX
                              DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS


                                             ARTICLE X
                                       SUPPLEMENTAL INDENTURES

Section 10.01.    Supplemental Indentures Without Consent of Noteholders........................................69

Section 10.02.    Supplemental Indentures with Consent of Noteholders...........................................71

Section 10.03.    Execution of Supplemental Indentures..........................................................72

Section 10.04.    Effect of Supplemental Indenture..............................................................73

Section 10.05.    Reference in Notes to Supplemental Indentures.................................................73

                                                                iii


                                              ARTICLE XI
                                              DEFEASANCE

Section 11.01.    Defeasance....................................................................................73


                                             ARTICLE XII
                                            MISCELLANEOUS

Section 12.01.    Compliance Certificates and Opinions, etc.....................................................75

Section 12.02.    Form of Documents Delivered to Indenture Trustee..............................................77

Section 12.03.    Acts of Noteholders...........................................................................77

Section 12.04.    Notices to Issuer, Indenture Trustee, Paying Agent, Authentication Agent and Transfer
                  Agent and Registrar...........................................................................78

Section 12.05.    Notices to Noteholders; Waiver................................................................78

Section 12.06.    Alternate Payment and Notice Provisions.......................................................79

Section 12.07.    Effect of Headings and Table of Contents......................................................79

Section 12.08.    Successors and Assigns........................................................................79

Section 12.09.    Separability..................................................................................79

Section 12.10.    Benefits of Indenture.........................................................................79

Section 12.11.    Legal Holidays................................................................................80

Section 12.12.    GOVERNING LAW.................................................................................80

Section 12.13.    Counterparts..................................................................................80

Section 12.14.    No Petition; Limited Recourse to Issuer.......................................................80

Section 12.15.    Provision of Information to Rating Agencies...................................................81


                                                                iv

                  This MASTER INDENTURE, dated as of July 31, 2001 (as amended, modified or supplemented from time to time, the "Indenture"), by and between
                                                    ---------
Levi Strauss Receivables Funding, LLC, a Delaware limited liability company together with its permitted successors and assigns, the "Issuer") and Citibank,
                                                          ------
N.A., a national banking association, as indenture trustee (in such capacity, together with its successors in the trusts hereunder, the "Indenture Trustee"),
                                                            -----------------
and in its  separate  capacities  as  paying  agent,  authentication  agent  and transfer agent and registrar (together with its permitted successors and assigns, the "Agent"). This Indenture may be supplemented at any time and from
               -----
time to time by a  supplemental  indenture in accordance  with Article X hereof,
                                                               ---------
including a supplemental indenture providing for the issuance of a particular Series of Notes (each such supplemental indenture, an "Indenture Supplement").
                                                        ---------------------
If a conflict exists between the terms and provisions of this Indenture and any Indenture Supplement, the terms and provisions of the Indenture Supplement shall be controlling with respect to the related Series.


                              PRELIMINARY STATEMENT

                  The Issuer has duly authorized the execution and delivery of this Indenture to provide for issuances from time to time of its asset-backed notes as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                  Simultaneously with the delivery of this Indenture the Issuer is entering into the Receivables Purchase Agreement (the "Receivables Purchase
                                                           ---------------------
Agreement") with Levi Strauss Funding, LLC, a Delaware limited liability company
---------
as transferor (the "Transferor") and Levi Strauss Financial Center  Corporation,
                    ----------
a California  corporation,  in its separate  capacities as seller (the "Seller")
                                                                        ------
and as servicer (the  "Servicer"),  pursuant to which (a) each of the Seller and
                       --------
the Transferor will sell to the Issuer all of its right, title and interest in, to and under the Pledged Assets and (b) the Servicer will agree to service the Pledged Assets and make collections thereon on behalf of the Noteholders. The Pledged Assets were, and in the future will be, originated by Levi Strauss & Co., a Delaware corporation (the "Originator") and have been and will continue
                                    ----------
to be purchased by the Seller from the Originator pursuant to the Receivables Purchase and Sale Agreement and, solely with respect to the Pledged Assets as of the date hereof, have been purchased by the Transferor from the Seller pursuant to the Receivables Sale Agreement.

                  Under the Receivables Purchase Agreement, additional Pledged Assets from time to time will automatically be conveyed thereunder to the Issuer without any further action by the Originator, the Seller or the Transferor.

                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Indenture Trustee, for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in, to and under all of the following: (i) all Receivables; (ii) all Related Security; (iii) all

Collections; (iv) the Collection Account, the Distribution Account, and all money, instruments, investment property and other property credited to or deposited in such accounts; (v) the Parent Undertaking, the Receivables Sale Agreements and the Consent and Release Agreement; (vi) all accounts, money, chattel paper, investment property, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, general intangibles and goods consisting of, arising from or relating to any of the foregoing; (vii) all other property of the Issuer; and (viii) all proceeds of the foregoing (collectively, the "Pledged Assets").
                                  --------------


                                    ARTICLE I

                                   DEFINITIONS

        Section 1.01      Definitions.
                          -----------

                  Whenever used in this Indenture, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  "Act" shall have the meaning specified in Section 12.03(a).
                   ---

                  "Actual Knowledge" shall mean, with respect to any Person, the
                   ----------------
actual knowledge of an officer of such Person responsible for overseeing the administration of or ensuring compliance with this Indenture.

                  "Adjusted Obligor Balance"  shall mean,  with  respect  to any
                   ------------------------
Obligor, its Obligor Balance times the Advance Factor.

                  "Advance Factor" shall mean, as  of any date of determination,
                   --------------
an amount equal to one minus the greater of (x) 18% and (y) the "Loss Reserve Ratio" (as such term is defined in the Indenture Supplement for the Series 2001-A Notes).

                  "Affiliate" shall mean, when  used with respect to any Person,
                   ---------
any other Person directly or indirectly controlling, controlled by or under common control with, such Person. As used in this definition of Affiliate, the term "control" means the power, directly or indirectly, to direct or cause the direction of the management and policies of a Person, whether through ownership of such Person's voting securities, by contract or otherwise, and the terms "affiliated," "controlling" and "controlled" have correlative meanings.

                  "Agent"  shall  mean   Citibank,   N.A.,  in  its  capacity as
                   -----
Authentication  Agent,  Paying Agent and Transfer Agent and Note Registrar.

                  "Aggregate Adjustment Amount"  shall  mean,  as of any date of
                   ---------------------------
determination, an amount equal to the sum of (a) the Aggregate Overconcentration Amount plus (b) the amount, if any, by which the aggregate Unpaid Balance of Eligible Receivables owed by the United States federal government, or any subdivision thereof or any agency, department, or instrumentality thereof, exceeds 2.5% of the Aggregate Receivables Balance plus (c) the amount, if any, by which the aggregate Unpaid Balance of Eligible Receivables owed by any state or local government or any subdivision thereof or any agency, department, or instrumentality thereof exceeds 1.5% of the Aggregate Receivables Balance plus
(d) the amount, if any, by which the Aggregate Unpaid Balance of Eligible Receivables constituting Specialty Receivables exceeds 10% of the Aggregate Receivables Balance plus (e) the Marketing Allowance Reserve.

                  "Aggregate  Loss  Reserve"  shall mean,  as  of  any  date  of
                   ------------------------
determination, the product of (i) the greater of (x) 18% and (y) the "Loss Reserve Ratio" (as such term is defined in the Indenture Supplement for the Series 2001-A Notes) as calculated for the last day of the related Monthly Period times (ii) the Net Eligible Receivables Balance as of the last day of such Monthly Period.

                  "Aggregate  Overconcentration  Amount"  shall  mean, as of any
                   ----------------------------------
date of determination, an amount equal to the sum of the Overconcentration Amounts of all Eligible Obligors at the end of the preceding Business Day.

                  "Aggregate Receivables Balance" shall  mean, as of any date of
                   -----------------------------
determination, the aggregate Unpaid Balances of all Eligible Receivables included in the Purchased Assets.

                  "Amortization Event"  with  respect  to  each  Series of Notes
                   ------------------
shall be specified in the related Indenture Supplement.

                  "Amortization Period" shall mean,  with respect to any Series,
                   -------------------
a period following the Revolving Period during which Collections are distributed to Noteholders, in each case as defined with respect to such Series in the related Indenture Supplement.

                  "Annual Budgeted Expenditures"  shall  mean,  as of the end of
                   ----------------------------
any Monthly Period during any calendar year (i) the aggregate dollar amount of Marketing Support Expenditures included in the Originator's annual advertising budget determined as of the beginning of such year plus (ii) the amount, if any, by which cumulative Marketing Support Expenditures during such calendar year through such Monthly Period exceed the amount described in clause (i).

                  "Applicable Payment Terms"  shall  mean,  with  respect  to  a
                   ------------------------
particular Receivable described below, the number of days set forth opposite such Receivable below:

                    Type of                                Applicable Payment
                  Receivable                                      Terms
        ---------------------------                        ------------------
        Finished Goods                                       Up to 37 Days

        Fabric Sales                                         Up to 60 Days

        Offshore Shipments                                   Up to 67 Days

        Preshipped Goods                                     Up to 52 Days

                                        3

        New Store/Natural Disaster                           Up to 120 Days

        Specialty Receivables                                Up to 90 Days


                  "Asset Deficiency" shall mean,  on any  date of determination,
                   ----------------
the amount, if any, by which the sum of the Target Receivables Amounts as of such date exceeds the Net Eligible Receivables Balance as of such date.

                  "Authentication Agent"  shall  mean  Citibank, N.A.,  and  any
                   --------------------
successor thereto.

                  "Authorized Officer" shall mean:
                   ------------------

                  (a) with respect to the Issuer, any officer of the Issuer or other Person who is authorized to act for the Issuer in matters relating to the Issuer and who is identified on the list of Authorized Officers (containing the specimen signature of each such Person) delivered by the Issuer to the Indenture Trustee on the initial Closing Date (as such list may be modified or supplemented from time to time thereafter); or

                  (b) with respect to the Servicer, any officer of the Servicer or other Person who is authorized to act for the Servicer in matters relating to the Servicer and who is identified on the list of Authorized Officers (containing the specimen signature of each such Person) delivered by the Servicer to the Indenture Trustee on the initial Closing Date (as such list may be modified or supplemented from time to time thereafter).

                  "Average Seasonality  Ratio"   shall  mean,  for  any  Monthly
                   -------------------------
Period, the sum of (i) the average of the Monthly Marketing Ratios for the succeeding calendar month during the three immediately preceding calendar years (i.e., so that for the Monthly Period ending January 31, the amount in this clause (i) shall be the average of the Monthly Marketing Ratios for the three preceding months of February) plus (ii) the average of the Monthly Marketing Ratios for the second succeeding calendar month during the three immediately preceding calendar years (i.e., so that for the Monthly Period ending January 31, the amount in this clause (ii) shall be the average of the Monthly Marketing Ratios for the three preceding months of March) plus (iii) the average of the Monthly Marketing Ratios for the third succeeding calendar month during the three immediately preceding calendar years (i.e., so that for the Monthly Period ending January 31, the amount in this clause (iii) shall be the average of the Monthly Marketing Ratios for the three preceding months of April).

                  "Bankruptcy  Code" shall mean  the  provisions  of title 11 of
                   ----------------
the United  States Code,  11 U.S.C. (2 section symbols) 101 et seq.
                                                            ------
                  "Beneficial Owner" shall  mean,  with  respect to a Book-Entry
                   ----------------
Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or Foreign Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency or Foreign Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in accordance with the rules of such Clearing Agency or Foreign Clearing Agency).

                  "Book-Entry  Notes"  shall  mean beneficial  interests in  the
                   -----------------
Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency or Foreign Clearing Agency as described in Section 2.11.

                  "Business Day"  shall mean  any  day that is not a Saturday, a
                   ------------
Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of California.

                  "Clearing Agency" shall mean  an  organization registered as a
                   ---------------
"clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and serving as clearing agency for a Series of Book-Entry Notes.

                  "Clearing Agency Participant"  shall  mean  a  broker, dealer,
                   ---------------------------
bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Clearstream Banking" shall mean  Clearstream Banking, societe
                   -------------------
anonyme, a professional depository incorporated under the laws of Luxembourg, and its successors.

                  "Closing Date" shall mean,  with  respect  to  any Series, the
                   ------------
closing date specified in the related Indenture Supplement.

                  "Code"  shall mean  the  Internal  Revenue  Code  of  1986, as
                   ----
amended.
                  "Collection  Account"  shall  have  the  meaning  provided  in
                   -------------------
Section 4.02 of the Receivables Purchase Agreement.

                  "Collections" shall mean, with  respect to any Receivable, all
                   -----------
cash collections and other proceeds of such Receivable, including without limitation, all proceeds of Related Security (including late charges, fees and interest arising thereon, and all recoveries with respect thereto that have been written off as uncollectible).

                  "Commission" shall mean the Securities and Exchange Commission
                   ----------
or any successor thereto.

                  "Concentration Factor"  shall mean, for any Monthly Period, an
                   --------------------
amount computed by (i) adding the sums of the Adjusted Obligor Balances as of the end of such Monthly Period for the Obligors with the largest Adjusted Obligor Balances, starting with the Obligor with the largest Adjusted Obligor Balance and continuing until the aggregate amount calculated in this clause (i) equals the Aggregate Loss Reserve; (ii) adding the total dollar amount of the Marketing Support Expenditures paid during such Monthly Period to the Obligors whose Adjusted Obligor Balances are included in the calculation described in the preceding clause (i); and (iii) calculating a fraction, the numerator of which equals the amount in clause (ii) and the denominator of which equals the total dollar amount of Marketing Support Expenditures paid to all Obligors during such Monthly Period. The Concentration Factor shall equal the fraction calculated in clause (iii).

                  "Consent  and  Release  Agreement"  shall  mean  that  certain
                   --------------------------------
Consent and Release Agreement dated as of July 31, 2001, as amended from time to time, among the Originator, the Seller, the Indenture Trustee and Bank of America, N.A., as the holder of the security interest under the terms of the Credit Agreement, in certain inventory and accounts receivable of any of the Originator, the Seller or the Transferor.

                  "Contract" shall mean any agreement or invoice pursuant to, or
                   --------
under which, an Obligor shall be obligated to make payments with respect to any Receivable.

                  "Corporate Trust Office"  shall  mean  the principal office of
                   ----------------------
the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office on the date of the execution of this Indenture is located at 111 Wall Street, 14th Floor, NY, NY 10005, Attn:
Agency and Trust Structured Finance, Levi Strauss Series 2001-A or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (of which address any successor Indenture Trustee shall notify the Noteholders and the Issuer).

                  "Credit Agreement" shall  mean  that  certain Credit Agreement
                   ----------------
dated as of February 1, 2001, as amended, among the Originator, as borrower, the initial lenders, initial issuing banks and swing line lenders party thereto, Bank of America, as administrative agent and collateral agent; Bank of America Securities LLC and Salomon Smith Barney Inc., as co-lead arrangers and joint book managers, Citicorp USA, Inc., as syndication agent, and The Bank of Nova Scotia, as documentation agent.

                  "Credit and Collection Policy"  shall  have  the  meaning  set
                   ----------------------------
forth in the Receivables Purchase Agreement.

                  "Daily Receivables Activity Report" shall have the meaning set
                   ---------------------------------
forth in the Receivables Purchase Agreement.

                  "Default" shall mean any occurrence that is, or with notice or
                   -------
the lapse of time or both would become, an Event of Default.

                  "Defaulted  Receivables"  shall  mean  any  Receivable (a) the
                   ----------------------
Obligor of which is subject to an Insolvency Proceeding, (b) which is unpaid in whole or in part for more than 60 days after its original due date or (c) which is determined to be or that should have been determined to be classified as "doubtful" or written off as uncollectible in accordance with the Credit and Collection Policy.

                  "Defeasance" shall  have  the  meaning  specified  in  Section
                   ----------                                            -------
11.01(a).
--------
                  "Defeased Series" shall have  the meaning specified in Section
                   ---------------                                       -------
11.01(a).
--------
                  "Definitive Notes"  shall  mean  Notes  in  definitive,  fully
                   ----------------
registered form.

                  "Deposit Date"  shall  mean  each day on which Collections are
                   ------------
deposited in the Collection Account.

                  "Distribution Account"  shall have  the  meaning  specified in
                   --------------------
Section 8.03(b).
---------------
                  "Dollars" or "$" shall mean United States dollars.
                   -------      -

                  "DTC" shall mean The Depository Trust Company.
                   ---

                  "Effective Date" shall mean July 31, 2001.
                   --------------

                  "Eligible Investments" shall  mean  the following instruments,
                   --------------------
investment property, or other property, in each case denominated in Dollars, other than securities issued by or obligations of the Originator or any of its
Affiliates:

                  (a) direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) time deposit accounts, banker's acceptances, certificates of deposit and money market deposits issued by (i) a bank or trust company (A) organized under the laws of the United States of America or any state thereof, (B) having capital, surplus and undivided profits aggregating in excess of $500 million and (C) whose short-term debt is rated A-1+ by S&P and P-1 by Moody's or (ii) a commercial bank (A) organized under the laws of any country other than the United States that is a member of the Organization for Economic Cooperation and Development and has a foreign currency rating of A-1+ by S&P and P-1 by Moody's, (B) having total assets in excess of $500 million (or its foreign currency equivalent at the time), and (C) whose short-term debt is rated A-1+ by S&P and P-1 by Moody's;

                  (c) commercial paper (having original or remaining maturities of no more than 30 days) issued by a corporation organized and in existence under the laws of the United States of America or any other country that is a member of the Organization for Economic Cooperation and Development and has a foreign currency rating of A-1+ by S&P and P-1 by Moody's, in any case, having, at the time of the Issuer's investment or contractual commitment to invest therein, a short-term debt rating of A-1+ by S&P and P-1 by Moody's;

                  (d) demand deposits, time deposits and certificates of deposit that are fully insured by the FDIC having, at the time of the Issuer's investment therein, a short-term debt rating of A-1+ by S&P and P-1 by Moody's;

                  (e) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a)
                                                                      ----------
         entered into with:

                      (i)  a   bank  meeting  the  qualifications  described  in
                  clause (b) above, or
                  ----------

                      (ii) any  primary   government  securities  dealer  having
                  the debt ratings  described  in  clause (c) above reporting to
                                                   ----------
                  the Market Reports Division of the Federal Reserve Bank of New York;

                  (f) time deposits and eurodollar deposits (having maturities not later than the succeeding Payment Date) other than as referred to in clause (d) above, with a Person the commercial paper of which has a
            ---------
         credit rating of at least A-1+ by S&P and P-1 by Moody's;

                  (g) investments in money market funds or money market mutual funds having (i) a rating from each of S&P and Moody's in the highest investment category granted thereby, (ii) capital and undivided profits aggregating at least $500 million and (iii) total assets in excess of $500 million, including funds for which the Indenture Trustee or any of its affiliates is investment manager or advisor; or

                  (h) any other investment of a type or rating that satisfies the Rating Agency Condition.

                  "Eligible Obligor" shall mean  each Obligor that satisfies the
                   ----------------
following criteria (and as further defined in the existing documentation):

                  (a) it is a United States resident (which term includes a United States division or branch of a foreign entity so long as such division or branch maintains a place of business within the United States to which all Receivables are billed);

                  (b) it  is  not  the  Originator  or  an  Affiliate   of   the
         Originator;

                  (c) it is not the Obligor of any Defaulted Receivables which in the aggregate constitute more than 30% of the aggregate Unpaid Balance of all Receivables owed by such Obligor (with the foregoing to be determined as if an Obligor and its Affiliates were a single Obligor);

                  (d) it is not the Obligor of any Receivables written off as uncollectible; and

                  (e) it is not the subject of any voluntary or involuntary bankruptcy proceeding.

                  "Eligible  Receivable"  shall  mean,  as   of  any   date   of
                   --------------------
determination, each Receivable owing by an Eligible Obligor in existence as of such date that satisfies the following criteria (and as further defined in the existing documentation):

                  (a) it  constitutes  an  "account"  within   the   meaning  of
         Article 9  of the Uniform   Commercial  Code  of  the state  whose  law
         governs the perfection of the interest granted in it;

                  (b) it represents an enforceable obligation of such Obligor to pay the full principal amount thereof, and it is not subject to any disputes in whole or in part, or to any offset, right of rescission, counterclaim or defense; provided that
                                                          -------
         an otherwise Eligible Receivable that is subject only in part to any of the foregoing shall be an Eligible Receivable to the extent not subject to dispute, offset, right of rescission, counterclaim or defense;

                  (c) it is not a Defaulted Receivable;

                  (d) it is denominated and payable only in Dollars in the United States of America;

                  (e) it arose in the ordinary course of business from the sale of products or services (which may include sales of fabric or other unfinished goods and including shipping, freight or other non-merchandise costs) of the Originator and in accordance with the Credit and Collection Policy of the Servicer and was not purchased by the Originator from any Person;

                  (f) it does not contravene any applicable law, rule or regulation and none of the Seller, the Originator or the Transferor is in violation of any law, rule or regulation in connection with it which in any way renders it unenforceable or would otherwise impair in any material respect the collectibility of such Receivable;

                  (g) it is an "eligible asset" within the meaning of Rule 3a-7 of the Investment Company Act, and it is an account receivable representing all or part of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act;

                  (h) it is not a Receivable for which the Originator or the Servicer has established an offsetting specific reserve;

                  (i) it is not a Receivable in respect of which the Originator has (i) entered into an arrangement with the Obligor pursuant to which payment of any portion of the purchase price has been extended or deferred, whether by means of a promissory note or by any other means, to a date more than 60 days from the otherwise applicable due date provided, however, that no more than 2% of the aggregate outstanding
         --------  -------
         balance of the Receivables may allow such extended payment terms, (ii) altered the basis of the aging from the initial due date for payment such that the final due date extends to a date more than 90 days from the billing date or (iii) otherwise made any modification except in the ordinary course of business and consistent with the Credit and Collection Policy;

                  (j) (i) the related goods shall have been delivered to the related Obligor or to a third-party shipping company for delivery to the related Obligor or (ii) the related services shall have been performed and, in either case, the Receivable shall have been billed to the related Obligor;

                  (k) the Issuer has good and marketable title thereto free and clear of all Liens (except for Liens in favor of the Indenture Trustee);

                  (l) the Indenture Trustee has a valid and first priority perfected security interest in such Receivable;

                  (m) the  Originator  is  not  in   default  in  any   material
         respect under the terms of the contract, if any, from which such Receivable arose;

                  (n) all required consents, approvals or authorizations (including without limitation, any consent of the Obligor thereof required for the assignment and sale thereof to the Issuer) have been obtained with respect to such Receivable;

                  (o) all right, title and interest of the Originator, the Seller and/or the Transferor in such Receivable has been validly sold to the Issuer pursuant to the Receivables Sale Agreements;

                  (p) at the time such Receivable was sold to the Issuer under the Receivables Purchase Agreement, no Insolvency Proceeding was pending against the Originator, the Seller or the Transferor;

                  (q) the Originator, the Seller and the Transferor or its designees have duly given all notices of assignment of such Receivable in form and substance required by, and is otherwise in compliance in all respects with, applicable law, all such notices are in full force and effect to permit the legal, valid and enforceable transfer of such Receivable to the Issuer;

                  (r) the obligation to pay such Receivable will at all times be the legal, valid and binding payment obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

                  (s) on the relevant purchase date of such Receivable, none of the Originator, the Seller or the Transferor has (i) taken any action that would impair the rights of the Issuer or the Indenture Trustee therein or (ii) failed to take any action that was necessary to avoid impairing the rights of the Issuer or the Indenture Trustee for the benefit of the Noteholders;

                  (t) it is fully assignable (except insofar as assignability may be limited by the Federal Assignment of Claims Act);

                  (u) each of the representations and warranties made by the Originator, the Seller and the Transferor in the Receivables Sale Agreements with respect to such Receivable is true and correct in all material respects;

                  (v) it is not required by the Originator to be secured by collateral; provided that an otherwise Eligible Receivable secured by
                     --------
         (i) cash deposits in the possession or
         control of the Indenture Trustee and/or (ii) a letter of credit from a domestic financial institution, shall be an Eligible Receivable to the extent such Receivable is so secured;

                  (w) the Obligor of which is an Eligible Obligor;

                  (x) such Receivable is not created under a long-term supply contract unless the Rating Agency Condition has been satisfied with respect to the inclusion of Receivables under such long-term contract as Eligible Receivables;

                  (y) no portion of such Receivable is payable on account of sales taxes; and

                  (z) pursuant to the contract related to such Receivable, such Receivable is required to be paid in full within the Applicable Payment Terms for such Receivable.

                  For the avoidance of doubt, a Receivable which meets the foregoing criteria will be an Eligible Receivable notwithstanding that the Servicer has not yet entered the outstanding balance of such Receivable into its master data processing records so long as the Servicer makes such entries within the next Business Day.

                  "ERISA Affiliate" shall mean any trade or business (whether or
                   ---------------
not incorporated) that is treated as a single employer with the Originator under
Section 414 of the Code.

                  "Euroclear Operator" shall  mean Euroclear Bank S.A., N.V., as
                   ------------------
operator of the Euroclear System.

                  "Event of Bankruptcy" shall mean, for any Person:
                   -------------------

                  (a) that such Person shall admit in writing its inability, or fail generally, to pay its debts as they become due; or

                  (b) (i) an Insolvency Proceeding shall have been instituted by a creditor of such Person in a court having jurisdiction in the premises seeking a decree or order for relief in respect of such Person, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or for any substantial part of its property, or for the winding-up or liquidation of its affairs and (ii) either such Insolvency Proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceedings shall occur, provided that the grace period allowed for by this clause (ii)
                --------                                             -----------
         shall not apply to any Insolvency Proceeding instituted by an Affiliate of such Person in furtherance of any of the actions set forth in the preceding clause (i); or
                   ----------

                  (c) a Insolvency Proceeding shall have been commenced by such Person or such Person's consent to the entry of an order for relief in an Insolvency Proceeding commenced against it by another party, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or for any substantial part of its property, or any general assignment for the benefit of creditors; or

                  (d) if such Person is a corporation or a limited liability company, such Person or any Subsidiary of such Person shall take any corporate or limited liability company action in furtherance of any of the actions set forth in the preceding clause (a), (b) or (c).
                                                ----------  ---    ---

                  "Event  of  Default"  shall  have  the  meaning  specified  in
                   ------------------
Section 5.01.
------------
                  "Expense Subaccount" shall mean, with respect to any Series of
                   ------------------
Notes, the subaccount of the Collection Account established under the related Indenture Supplement for the payment of Monthly Interest and Fees.

                  "FDIC" shall mean the Federal Deposit Insurance Corporation or
                   ----
any successor.

                  "Final Stated Maturity Date" shall mean, with  respect to  any
                   --------------------------
Series, the date specified in the related Indenture Supplement.

                  "Foreign Clearing Agency"  shall  mean Clearstream Banking and
                   -----------------------
the Euroclear Operator.

                  "Funding"  shall  mean  Levi Strauss Funding Corp., a Delaware
                   -------
corporation.

                  "GAAP"  shall  mean  generally accepted accounting principles,
                   ----
including the opinions, statements and pronouncements of the American Institute of Certified Public Accountants, the Financial Accounting Standards Board and the Commission, as in effect from time to time.

                  "Global  Note"  shall  have  the  meaning specified in Section
                   ------------                                          -------
2.14.
----
                  "Governmental Authority" shall mean  any nation or government,
                   ----------------------
any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Grant"  shall  mean  to  mortgage,  pledge, bargain, warrant,
                   -----
alienate, remise, release, convey, assign, transfer, create and grant a Lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Pledged Assets or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Pledged Assets and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Guaranty"  shall   mean   any   agreement,   undertaking   or
                   --------
arrangement by which any Person guarantees, endorses, agrees to purchase or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions on the shares of any other Person.

                  "Indebtedness"  of  any  Person  shall mean, in the aggregate,
                   ------------
without duplication, (i) all indebtedness, obligations and other liabilities of such Person and its Subsidiaries that are, at the date as of which Indebtedness is to be determined, includable as liabilities in a consolidated balance sheet of such Person and its Subsidiaries, other than (x) accounts payable and accrued expenses, and (y) current and deferred income taxes, (ii) all liabilities of such Person or any of its Subsidiaries under any Guaranty, indemnity or similar undertaking given or assumed of or in respect of, the indebtedness, obligations or other liabilities, of any other Person or any agreement to maintain the net worth or working capital of any other Person, (iii) all other obligations or liabilities of such Person evidenced by notes, acceptances and similar instruments, (iv) net liabilities of such Person under any interest rate swap, cap or exchange agreements and (v) all obligations whether or not assumed, secured by any liens on the property of such Person.

                  "Indenture"  shall  have  the  meaning  set   forth   in   the
                   ---------
introductory paragraph to this Indenture.

                  "Indenture Supplement" shall have the meaning set forth in the
                   --------------------
introductory paragraph to this Indenture.

                  "Indenture Trustee"  shall  have  the meaning set forth in the
                   -----------------
introductory paragraph of this Indenture.

                  "Independent"  shall  mean,  when  used  with  respect  to any
                   -----------
specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Transferor, the Originator, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the outstanding equity or debt securities of the Issuer, any such other obligor, the Transferor, the Originator, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Transferor, the Originator, the Seller or any Affiliate of any of the foregoing Persons (other than the Issuer or the SPC Member) as an officer, employee, promoter, underwriter, trustee, partner or person performing similar functions.

                  "Independent Certificate" shall mean a certificate or  opinion
                   -----------------------
to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01, made
                                                             -------------
by an Independent appraiser or other expert, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this
                                                           -----------
Indenture and that the signer is Independent within the meaning thereof.

                  "Independent Director" shall mean, with respect to any entity,
                   --------------------
an individual who is an Independent Director as defined in the organizational documents of such entity as in effect on the date of this Indenture.

                  "Indirect Participant" shall mean Persons such  as  securities
                   --------------------
brokers and dealers, banks and trust companies that clear or maintain a custodial relationship with a participant of DTC, either directly or indirectly.

                  "Insolvency  Proceeding"  shall  mean,  with  respect  to  any
                   ----------------------
Person, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law now or hereafter in effect or any other similar proceeding, whether voluntary or involuntary.

                  "Investment Company Act" shall mean the Investment Company Act
                   ----------------------
of 1940, as amended.

                  "Issuer"  shall have the meaning set forth in the introductory
                   ------
paragraph to this Indenture.

                  "Issuer Order" shall mean a written order or request signed in
                   ------------
the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee or the Agent, as the case may be.

                  "Lien"  shall mean,  when used with respect to any Person, any
                   ----
mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, security interest or other right or claim in or on such Person's assets or properties in favor of any other Person.

                  "Lockbox   Account"   shall    mean   any   lockbox   account,
                   -----------------
concentration account, depositary account or similar account (including any associated demand deposit account) established by the Originator or the Servicer and into which any Collections are collected or deposited.

                  "Lockbox Agreement" shall  have  the  meaning set forth in the
                   -----------------
Receivables Purchase Agreement.

                  "Majority Investors"  shall  mean  Noteholders  holding  Notes
                   ------------------
evidencing more than 50% of the Outstanding Amount.

                  "Marketing Allowance Reserve"  shall  mean,  as of any date of
                   ---------------------------
determination, an amount equal to the greater of (x) the total dollar amount of Marketing Support Expenditures paid by the Originator to Obligors during the most recently ended Monthly Period and (y) the sum of (i) the Monthly Marketing Reserves for such Monthly Period plus (ii) all accrued Marketing Support
                                    ----
Expenditures approved for payment as of the end of such Monthly Period but not yet paid.

                  "Marketing Stress Factor"  shall mean 1.25, provided that, if,
                   -----------------------
as of the end of any Monthly Period, (x) the cumulative Marketing Support Expenditures for the calendar year to date exceed (y) 75% of the Annual Budgeted Expenditures for such year, then, commencing at such time and continuing until an entire calendar year has elapsed during which the total Marketing Support Expenditures paid during such year remained below 75% of the Annual Budgeted Expenditures for such year, the Marketing Stress Factor shall equal (i) 1.25 times (ii) a percentage factor equal to the sum of (A) 100% plus (B) the lesser of (1) a fraction (expressed as a percentage), the numerator of which equals the amount described in clause (x) above minus the amount described in clause (y) above, and the denominator of which equals 100% of the Annual Budgeted Expenditures for such year and (2) the lowest incremental percentage, if any, with respect to which the Rating Agency Condition has been satisfied, provided, that the Marketing Stress Factor shall not exceed 1.5.

                  "Marketing Support Expenditures" shall  mean expenditures paid
                   ------------------------------
by the Parent or any Affiliate to Obligors in connection with cooperative advertising programs and other retail marketing funding programs involving reimbursement by the Parent of Obligors through specified procedures for certain approved advertising and other marketing activities by such Obligors.

                  "Master Amendment and Consent" shall mean that certain  Master
                   ----------------------------
Amendment and Consent dated as of July 31, 2001 among the Originator, the Seller, the Transferor and the Issuer.

                  "Material  Adverse  Effect"  shall  mean,  with respect to any
                   -------------------------
event or circumstance, a material adverse effect on (a) the business, financial condition, operations or assets of the Issuer or of the Transaction Parties (taken as a whole) (b) the ability of any Transaction Party to perform its obligations under any Transaction Document to which it is a party, (c) the validity or enforceability of, or collectibility of, amounts payable by any Transaction Party under any Transaction Document to which it is a party, (d) the status, existence, perfection or priority of the interest of the Issuer or the Indenture Trustee thereof in the Pledged Assets, or (e) the validity, enforceability or collectibility of all or any substantial portion of the Pledged Assets; provided, however, that a downturn, recession or similar
                   --------  -------
economic condition in respect of the apparel industry or of the United States economy shall not, in and of itself, constitute a "Material Adverse Effect."

                  "Monthly Marketing Ratio" shall  mean, for any Monthly Period,
                   -----------------------
a ratio computed as (i) the dollar amount of Marketing Support Expenditures paid during such Monthly Period divided by (ii) the total dollar amount of Marketing
                            ----------
Support Expenditures paid during the calendar year during which such Monthly Period occurs.
                  "Monthly Marketing Reserves" for any Monthly Period shall mean
                   --------------------------
an amount computed in accordance with the following formula:

                  MMR = (ASR x ABE x MSF x NCF) where:

                  MMR = the Monthly Marketing Reserves;

                  ASR = the Average Seasonality Ratio for such Monthly Period;

                  ABE = the Annual Budgeted Expenditures for the  calendar  year during which such Monthly Period occurs;

                  MSF = the Marketing Stress Factor; and

                  NCF = the greater of (x) 20% and (y)one minus the
                        Concentration Factor for such Monthly Period.

                  "Monthly Interest and Fees" shall mean, with  respect  to  any
                   -------------------------
Series of Notes, interest on such Notes, the Servicing Fee allocable to such Series, premium payable to any Series Enhancer, and any other fees which are included in the calculation of the Required Reserves for such Series as specified in the related Indenture Supplement.

                  "Monthly Period" shall mean (i) a calendar month or (ii)  with
                   --------------
respect to the initial Monthly Period, the period commencing on the Closing Date with respect to the initial Series of Notes and ending on the last day of the same month, or such other period set forth in the related Indenture Supplement.

                  "Moody's" shall mean Moody's Investors Service, Inc.
                   -------

                  "Net Eligible Receivables Balance" shall mean, as of any  date
                   --------------------------------
of determination, the excess of (a) the Aggregate Receivables Balance on such date over (b) the Aggregate Adjustment Amount on such date.

                  "New Issuance" shall  have  the  meaning  specified in Section
                   ------------                                          -------
2.10.
----
                  "Note  Interest Rate"  shall  mean,  as   of   any   date   of
                   -------------------
determination and with respect to any Series, the rate at which interest accrues on the Notes of such Series (or formula on the basis of which such rate shall be determined) specified therefor in the related Indenture Supplement.

                  "Note Register"  shall  have  the meaning specified in Section
                   -------------                                         -------
2.05.
----
                  "Noteholder" or "Holder" shall mean the Person in whose name a
                   ----------      ------
Note is registered on the Note Register or such other Person deemed to be a "Noteholder" or "Holder" in any related Indenture Supplement.
 ----------      ------

                  "Notes" shall mean  all  Series of Notes  issued by the Issuer
                   -----
pursuant to this Indenture and the applicable Indenture Supplement.

                  "Obligor" shall  mean,  with  respect  to  any Receivable, the
                   -------
Person or Persons obligated to make payments in respect thereof.

                  "Obligor Balance" shall mean, for each  Obligor at any time of
                   ---------------
determination, the lesser of (i) the aggregate Unpaid Balance of all Eligible Receivables owed by such Obligor and (ii) its Obligor Limit.

                  "Obligor Limit" shall mean, as of  any  date of determination,
                   -------------
with respect to each Eligible Obligor having a short-term debt rating (or, if it has no short-term debt rating, the equivalent unsecured long-term debt rating) from each of S&P and Moody's as described below, an amount equal to the applicable percentage listed opposite such Obligor's debt rating times the Aggregate Receivables Balance as of the immediately preceding Business Day:

   -------------------------- ------------------------------ -----------------
           Short-Term                    Equivalent             Applicable
             Rating                      Long-Term              Percentage
           of Obligor                 Unsecured Rating
   -------------------------- ------------------------------ -----------------

    A-1+/P-1                   AAA/Aaa or higher                    10%
   -------------------------- ------------------------------ -----------------

    A-1/P-1                    AA-/Aa3 or higher (but lower
                               than 8% AAA/Aaa)                      8%
   -------------------------- ------------------------------ -----------------

    A-2/P-2                    A-/A3 or higher (but lower
                               than AA/Aa3)                          6%
   -------------------------- ------------------------------ -----------------

    A-3/P-3                    BBB-/Baa3 or higher (but
                               lower than A-/A3)                     5%
   -------------------------- ------------------------------ -----------------

    Lower than A-3/P-3         Lower than BBB-/Baa3 or not
                               rated                                 3%
   -------------------------- ------------------------------ -----------------

For purposes of calculating the foregoing, (i) if an Eligible Obligor's short-term debt rating (or equivalent unsecured long-term rating) results in two different Obligor Limits (because of differences in the debt ratings assigned by each of the Rating Agencies), the lower Obligor Limit shall be the Obligor Limit for such Obligor and (ii) in the case of an Eligible Obligor which is affiliated with one or more other Eligible Obligors, the foregoing Obligor Limits shall be calculated as if such Obligor and such affiliated Obligors were one Obligor.

                  "Officer's Certificate" shall mean, unless otherwise specified
                   ---------------------
in this Indenture, a certificate delivered as provided herein, signed by:

                  (a) an Authorized Officer of the Issuer or the Servicer, as the case may be, or

                  (b) by the President, any Vice President, the Treasurer or any Assistant Treasurer or the financial controller of any Successor Servicer

(or  by  an  officer   holding  an  office  with   equivalent   or  more  senior
responsibilities or, in the case of the Servicer or Successor Servicer, a Servicing Officer).

                  "Opinion of Counsel"  shall mean a written opinion, subject to
                   ------------------
the usual and customary assumptions and exclusions with regard to the subject matter thereof, of counsel, who may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Indenture Trustee and each Series Enhancer.

                  "Originator"   shall   have  the  meaning  set  forth  in  the
                   ----------
preliminary statement to this Indenture.

                  "Outstanding" shall mean,  with respect to the Notes as of any
                   -----------
date of determination, all Notes authenticated and delivered under this Indenture except:

                  (i) Notes   previously  cancelled  by the  Transfer  Agent and
         Registrar or delivered to the Transfer Agent and Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been previously deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the applicable Indenture Supplement or provision therefor, satisfactory to the Indenture Trustee, has been made); and

                  (iii) Notes in exchange for or in lieu of other Notes that have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser;

provided that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor on the Notes, the Transferor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding (except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Trustee Officer actually knows to be so owned shall be so disregarded). Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor on the Notes, the Transferor, the Originator, the Seller, the Servicer or any Affiliate of any of the foregoing Persons. In making any such determination, the Indenture Trustee may rely on the representations of the pledgee and shall not be required to undertake any independent investigation.

                  "Outstanding  Amount"   shall   mean    the  aggregate  Series
                   ------------------
Outstanding   Amount  of  all  Series  of  Notes  Outstanding  at  the  date  of determination.

                  "Overconcentration Amount" shall mean, with  respect  to  each
                   ------------------------
Eligible Obligor as of any date of determination, the amount by which the aggregate Unpaid Balance of all Receivables owed by such Eligible Obligor exceeds its Obligor Limit.

                  "Parent"  shall   mean   Levi  Strauss  &  Co.,   a   Delaware
                   ------
corporation.

                  "Parent  Affiliated  Group"  shall  mean the  Parent and  each
                   -------------------------
of its  Affiliates  other than the Issuer.

                  "Parent Undertaking" shall mean the Parent  Undertaking  dated
                   ------------------
as of July 31, 2001 from the Parent to the Issuer.

                  "Paying Agent" shall mean Citibank, N.A.,  and  any  successor
                   ------------
thereto.

                  "Payment Date" shall mean, with  respect  to  any  Series, the
                   ------------
date specified in the applicable Indenture Supplement.

                  "Permitted Lien" shall mean any Lien (i) created  under any of
                   --------------
the Transaction Documents, (ii) on goods contemplated to remain in effect pursuant to the Consent and Release Agreement, (iii) which is released pursuant to the Consent and Release Agreement or (iv) any materialman's, workman's, warehouseman's or shipper's or other similar lien on any goods arising by operation of law or in the ordinary course of the Transaction Parties' business.

                  "Person"  shall  mean  any  person  or  entity,  including any
                   ------
individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature.

                  "Pledged Assets" shall have  the  meaning  set  forth  in  the
                   --------------
granting clause of this Indenture.

                  "Principal Subaccount" shall  mean, with respect to any Series
                   --------------------
of Notes, the subaccount of the Collection Account established under the related Indenture Supplement for the amortization of principal of such Notes.

                  "Principal Terms"  shall mean, with respect to any Series, (a)
                   ---------------
the name or designation; (b) the initial principal amount (or method for calculating such amount) and the Series Outstanding Amount; (c) the Note
Interest Rate for the Notes of such Series (or method for the determination thereof); (d) the payment date or dates and the date or dates from which interest shall accrue; (e) Required Reserves for such Series and the method by which the principal amount for the Notes of such Series shall amortize; (f) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (g) the portion of the Servicing Fee allocable to such Series; (h) the Series Enhancer and terms of any of Series Enhancement, if applicable; (i) the terms on which the Notes of such Series may be exchanged for Notes of another Series, repurchased or redeemed by the Issuer or remarketed to other investors; (j) the maturity date; (k) the extent to which the Notes of such Series will be issuable in temporary or permanent global form (and, in such case, the depositary for such global note or notes, the terms and conditions, if any, upon which such global note may be exchanged, in whole or in part, for Definitive Notes, and the manner in which any interest payable on a temporary or global note will be paid); (l) the priority of such Series with respect to any other Series; (m) the Payment Date with respect to such Series; and (n) any other terms of such Series.

                  "Proceeding" shall mean any suit in equity,  action at  law or
                   ----------
other judicial or administrative proceeding.

                  "Qualified Account" shall mean either (a) a segregated account
                   -----------------
with a Qualified Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof, or the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the unsecured, unguaranteed senior debt securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic credit rating categories that signifies investment grade.

                  "Qualified  Institution"   shall   mean   (a)   a   depository
                   ----------------------
institution, which may include the Indenture Trustee (if it is a Paying Agent hereunder), organized under the laws of the United States of America or any one of the states thereof, or the District of Columbia, the deposits in which are insured by the Federal Deposit Insurance Corporation and that at all times has a short-term unsecured debt rating of at least A-1+ by S&P and P-1 by Moody's or a long-term unsecured debt rating of AA- by S&P and Aa3 by Moody's or (b) a depository institution acceptable to each Rating Agency.

                  "Rating Agency" shall mean, with respect  to  any  outstanding
                   -------------
Series, each rating agency selected by the Issuer to rate the Notes of such Series, as specified in the applicable Indenture Supplement.

                  "Rating Agency Condition" shall  mean,  with  respect  to  any
                   -----------------------
action, that each Rating Agency shall have notified the Issuer, the Servicer, any Series Enhancer and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then existing rating of any outstanding Series with respect to which it is a Rating Agency (both with and without giving effect to any letter of credit, surety bond or insurance policy issued by any Series Enhancer) or, with respect to any outstanding Series not rated by any Rating Agency, such written consent as is specified in the Indenture Supplement for such Series.

                  "Receivables"  shall  mean  with  respect  to  an Obligor, the
                   -----------
indebtedness of such Obligor arising under a Contract with the Originator from the sale of merchandise or services by or on behalf of the Originator, whether constituting an account, chattel paper, instrument or general intangible and shall include the right of payment of any interest, finance charges, returned check or late charges and other obligations of such Obligor with respect thereto.

                  "Receivables Purchase Agreement"  shall  mean  the Receivables
                   ------------------------------
Purchase Agreement, dated as of the date hereof, among the Transferor, the Seller, the Servicer and the Issuer, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Receivables Purchase and Sale Agreement" shall mean the Third
                   ---------------------------------------
Amended and Fully Restated Receivables Purchase and Sale Agreement dated as of January 28, 2000 between the Originator and the Seller, as amended from time to time.

                  "Receivables  Sale  Agreement"  shall  mean  the   Receivables
                   ----------------------------
Purchase and Sale Agreement dated as of January 28, 2000, among the Originator, the Seller, Funding and the Transferor, as amended from time to time.

                  "Receivables  Sale  Agreements"  shall  mean  the  Receivables
                   -----------------------------
Purchase and Sale Agreement, the Receivables Sale Agreement and the Receivables Purchase Agreement.

                  "Record Date"  shall  mean,  with respect to any Payment Date,
                   -----------
the last Business Day of the preceding Monthly Period, unless otherwise specified for a Series in the related Indenture Supplement.

                  "Records" shall mean all Contracts, purchase orders, invoices,
                   -------
customer lists, credit files and other agreements, documents, books, records and other media for the storage of information (including without limitation tapes, disks, punch cards, computer software and databases and related property) with respect to the Receivables, the Related Security and/or the related Obligors; provided, that Records shall not include any software licenses relating to the foregoing to the extent that the assignment thereof to the Issuer would breach the terms of such licenses.

                  "Redemption Date" shall mean, with respect to any  Series, the
                   ---------------
date the Notes of any Series are redeemed in accordance with the related Indenture Supplement.

                  "Related  Security"   shall   mean,   with   respect  to  each
                   -----------------
Receivable:

                  (a) all security interests or Liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable;

                  (b) all guaranties, letters of credit, insurance, warranties, indemnities and other agreements or arrangements of whatever character from time to time supporting or securing the payment obligation of the Obligor with respect to such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

                  (c) all of the Originator's, the Seller's, the Transferor's and the Issuer's interest in the goods (including returned or repossessed goods), if any, the sale, financing, lease or licensing of which gave rise to such Receivable;

                  (d) all Records related to such Receivable;

                  (e) all service contracts and other contracts and agreements associated with such Receivable;

                  (f) all of the Issuer's right, title and interest in, to and under the Receivables Sale Agreements, the Consent and Release Agreement and the Parent Undertaking in respect of such Receivable; and

                  (g) all proceeds of any of the foregoing.

                  "Required Amount" shall mean, with respect to  any  Series  of
                   ---------------
Notes, the required amount to be on deposit in the Expense Subaccount for such Series as specified in the related Indenture Supplement.

                  "Required Reserves" shall mean, with  respect to any Series of
                   -----------------
Notes, the required reserves for such Series of Notes as specified in the related Indenture Supplement.

                  "Revolving  Period"  shall  have, with respect to each Series,
                   -----------------
the meaning specified in the related Indenture Supplement.

                  "S&P"  shall  mean  Standard  &  Poor's  Ratings  Services,  a
                   ---
division of The McGraw Hill  Companies, Inc.

                  "Seller"  shall  have the meaning set forth in the preliminary
                   ------
statement to this Indenture.

                  "Series" shall mean any series of  Notes  issued  pursuant  to
                   ------
this Indenture and the related Indenture Supplement.

                  "Series Account"  shall  mean  any deposit, trust, securities,
                   --------------
escrow or similar account maintained for the benefit of the Noteholders of any Series, as specified in any Indenture Supplement.

                  "Series Adjusted Outstanding Amount"  shall  mean  the  Series
                   ----------------------------------
Outstanding Amount less amounts on deposit in any Principal Subaccount for such Series.

                  "Series  Enhancement"  shall  mean  the  rights  and  benefits
                   -------------------
provided to the Issuer or the Noteholders of any Series pursuant to any letter of credit, surety bond, cash collateral account, collateral invested amount, insurance policy or other similar arrangement. The subordination of any Series to another Series also shall be deemed to be a Series Enhancement.

                  "Series Enhancer"  shall  mean the Person or Persons providing
                   ---------------
any Series Enhancement, other than (except to the extent otherwise provided with respect to any Series in the Indenture Supplement for such Series) the Noteholders of any Series that is subordinated to another Series.

                  "Series Fixed Allocation Percentage"  shall mean, with respect
                   ----------------------------------
to any Series of Notes for any date during the Amortization Period for such Series, the higher of (i) the Series Floating Allocation Percentage for such Series as of the date such Amortization Period commenced and (ii) the percentage designated by the Issuer in a written notice to the Servicer and the Indenture Trustee and the Rating Agencies as the "Series Fixed Allocation Percentage" for such Series; provided that if more than one Series of Notes is in an
               --------
Amortization Period and the sum of the Series Fixed Allocation Percentages for each such Series would otherwise exceed 100%, then the Series Fixed Allocation Percentage for any amortizing Series will equal a fraction, the numerator of which equals its Target Receivables Amount as of the date its Amortization
Period commenced and the denominator of which equals the sum of the Target Receivables Amounts for all Series which are in an Amortization Period, calculated as of the date of the commencement of the Amortization Period for each such Series.

                  "Series  Floating  Allocation  Percentage"  shall  mean,  with
                   ----------------------------------------
respect to any Series of Notes and for any date during the Revolving Period for such Series, a fraction, the numerator of which equals its Target Receivables Amount and the denominator of which equals the greater of (i) the Net Eligible Receivables Balance and (ii) the sum of the Target Receivables Amounts for all Series then outstanding.

                  "Series Issuance Date" shall mean, with respect to any Series,
                   --------------------
the date on which the Notes of such Series are to be originally issued in accordance with Section 2.10 and the related Indenture Supplement.
                ------------

                  "Series Outstanding Amount" shall  mean, with  respect  to any
                   -------------------------
Series of Notes, the aggregate principal amount thereof.

                  "Servicer" shall have the meaning set forth in the preliminary
                   --------
statement to this Indenture.

                  "Servicer Default" shall have the meaning specified in Section
                   ----------------                                      -------
8.01 of the Receivables Purchase Agreement.
----
                  "Servicing Fee" shall have  the  meaning  specified in Section
                   -------------                                         -------
3.03 of the Receivables Purchase Agreement.
----

                  "Servicing Officer" shall have  the  meaning  specified in the
                   -----------------
Receivables Purchase Agreement.

                  "SPC Member" shall mean Levi Strauss  Securitization  Corp., a
                   ----------
Delaware corporation.

                  "Specialty Receivables" shall mean  Receivables  generated  by
                   ---------------------
sales to new or different distribution channels or to specialty retailers for which the Originator establishes payment terms in excess of 37 days.

                  "Stated Amount" shall  mean,  with  respect  to  any  Variable
                   -------------
Funding Note, the maximum principal amount that may be required to be funded by the Holder of such Variable Funding Note pursuant to the applicable Indenture Supplement.

                  "Subsidiary" shall mean,  with  respect  to  any  Person,  any
                   ----------
corporation or other entity of which more than 50% of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors of such corporation (notwithstanding that at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) or other persons performing similar functions is at the time directly or indirectly owned by such Person.

                  "Successor  Servicer"  shall  have  the  meaning  provided  in
                   -------------------
Section 8.03(a) of the Receivables Purchase Agreement.
--------------

                  "Target  Receivables  Amount"  shall mean, with respect to any
                   ---------------------------
Series, the sum of the Series Adjusted Outstanding Amount plus the Required Reserves for such Series.

                  "Tax Opinion"  shall  mean,  with  respect  to  any action, an
                   -----------
Opinion of Counsel to the effect that, for federal income tax purposes, (a) such action will not adversely affect the tax characterization, as debt, of the Notes of any outstanding Series that were characterized as debt at the time of their issuance and (b) in connection with an issuance of Notes pursuant to an Indenture Supplement, except as is otherwise provided in the Indenture
Supplement, the Notes of the Series established pursuant to such Indenture Supplement will be properly characterized as debt of the Issuer.

                  "Transaction  Documents"   shall   mean,   collectively,   the
                   ----------------------
Receivables Sale Agreements, this Indenture, and with respect to any Series of Notes, the applicable Indenture Supplement, the Parent Undertaking, the Lockbox Agreements, the Master Amendment and Consent, the Consent and Release Agreement and all agreements, instruments, certificates, reports and documents (other than any of the Contracts) executed and delivered or to be executed and delivered by the Issuer under or in connection with any of the foregoing, as any of the foregoing may be amended, supplemented, restated or otherwise modified from time to time.

                  "Transaction Parties" shall mean the Issuer, the  Seller,  the
                   -------------------
Servicer, the Transferor and the Originator.

                  "Transfer Agent and Registrar" shall mean Citibank, N.A.,  and
                   ----------------------------
any successor thereto.

                  "Transferor"  shall  have  the   meaning   set  forth  in  the
                   ----------
preliminary statement to this Indenture.

                  "Trustee Officer"  shall  mean,  with respect to the Indenture
                   ---------------
Trustee, any officer assigned to the Corporate Trust Office, including any officer of the Indenture Trustee having direct responsibility for the administration of the applicable Transaction Documents, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "UCC" shall have the meaning specified in Section 2.05.
                   ---                                      ------------

                  "Unmatured  Amortization  Event"  shall mean any occurrence or
                   ------------------------------
event which, with the giving of notice, the passage of time or both, would constitute an Amortization Event.

                  "Unpaid Balance" of any Receivable shall mean at any  time the
                   --------------
unpaid amounts due in respect of such Receivable from the relevant Obligor (exclusive of interest and penalties therein) at such time.

                  "Variable Funding Note" shall  mean  any  Note,  the principal
                   ---------------------
amount of which may be increased and/or decreased from time to time and which is designated as a "Variable Funding Note" in the Indenture Supplement pursuant to
                 ---------------------
which such Note is issued.

        Section 1.02    Other Definitional Provisions.
                        -----------------------------

                  (a) With respect to any Series, all terms used herein and not otherwise defined herein shall have meanings ascribed to them in the Receivables Purchase Agreement.

                  (b) All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Indenture and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Indenture or in any such certificate or other document, and accounting terms partly defined in this Indenture or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Indenture or in any such certificate or other document shall control.

                  (d) Any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series.

                  (e) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

                  (f) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; references to any subsection, Section, Schedule or Exhibit are references to subsections, Sections, Schedules and Exhibits in or to this Indenture unless otherwise specified; and the term "including" means "including without limitation."


                                   ARTICLE II

                                    THE NOTES


        Section 2.01    Form Generally.
                        --------------

                  Any Series of Notes, together with the Authentication Agent's certificate of authentication related thereto, shall be issued in fully registered form without coupons, and shall be substantially in the form of an exhibit to the related Indenture Supplement with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or such Indenture Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be determined by the officers of the Issuer executing such Notes consistently herewith, as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The terms of any Notes set forth in an exhibit to the related Indenture Supplement are part of the terms of this Indenture, as applicable.

                  The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by such officers' execution of such Notes.

                  Each Note shall be dated as of the date of its authentication.

        Section 2.02    Denominations.
                        -------------

                  Except as otherwise specified in the related Indenture Supplement, the Notes of each Series shall be issued in fully registered form in minimum amounts of $250,000 and in integral multiples of $1,000 in excess thereof (except that one Note of each Series may be issued in a different amount, so long as such amount exceeds the applicable minimum denomination for such Series), and shall be issued upon initial issuance as one or more Notes in an aggregate original principal amount equal to the initial Series Outstanding Amount for such Series or, in the case of any Variable Funding Note, in an amount equal to its applicable Stated Amount.

        Section 2.03    Execution, Authentication and Delivery.
                        --------------------------------------

                  Each Note shall be executed by manual or facsimile signature on behalf of the Issuer by an Authorized Officer.

                  Notes bearing the manual or facsimile signature of an individual who was authorized to sign on behalf of the Issuer at the time when such signature was affixed shall not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of issuance such Notes.

                  At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Authentication Agent for authentication and delivery, and the Authentication Agent shall authenticate and deliver such Notes as provided in this Indenture (with the designation provided in the related Indenture Supplement) and not otherwise.

                  No Note shall be entitled to any benefit under this Indenture or the applicable Indenture Supplement or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Authentication Agent by the manual signature of a duly authorized signatory, and such certificate of authentication on any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered under this Indenture.

        Section 2.04    Authentication Agent.
                        --------------------

                  (a) The Authentication Agent undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and any Indenture Supplement and no implied covenants or obligations shall be read into this Indenture or such Indenture Supplement against the Authentication Agent. The Issuer may remove the Authentication Agent if the Issuer determines in its sole discretion that the Authentication Agent shall have failed to perform its obligations under this Indenture or any Indenture Supplement in any material respect or for other good reason. The Authentication Agent shall be permitted to resign upon 30 days' written notice to the Issuer. Upon the removal or resignation of the Authentication Agent, the Issuer shall appoint a successor to act as Authentication Agent. The Issuer shall notify the Indenture Trustee and the Rating Agencies of the removal or resignation of the Authentication Agent and the identity and location of the successor Authentication Agent. The resignation provisions of this Section 2.04(a) shall apply to the Indenture
                                   ---------------
Trustee in its capacity as Transfer Agent and Registrar as well as in its capacity as Authentication Agent.

                  (b) Pursuant to the Receivables Purchase Agreement, the Issuer shall direct the Servicer to pay to the Agent from time to time reasonable compensation for its services and all reasonable out-of-pocket expenses incurred or made by it, including costs of collection. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Agent's counsel, accountants, agents and experts. The Issuer shall cause the Servicer to indemnify the Agent against any and all loss, liability or expense (including the fees and expenses of either in-house counsel or outside counsel, but not both) incurred by it in connection with the performance of its duties hereunder and under any Indenture Supplement. The Agent shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Agent to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Agent through the Agent's own willful misconduct, negligence or bad faith.

                  (c) The provisions of Sections 6.01, 6.03, 6.04 and 6.05 shall
                                        -------------  ----  ----     ----
be applicable to the Agent.


                  (d) Pursuant  to any appointment made under this Section 2.04,
                                                                   ------------
the Notes may have endorsed thereon, in lieu of or in addition to the Authentication Agent's certificate of authentication, an alternative certificate of authentication in substantially the following form:

         "This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                                -------------------------,
                                                  as Authentication Agent



                                                By: __________________________
                                                       Authorized Signatory

        Section 2.05    Registration of and Limitations on Transfer and Exchange
                        --------------------------------------------------------
                        of Notes.
                        --------

                  The Transfer Agent and Registrar shall keep a register (the "Note Register") in which the Transfer Agent and Registrar shall provide for the
 -------------
registration of Notes and the registration of transfers of Notes. Upon any resignation of any Transfer Agent and Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Transfer Agent and Registrar. The Issuer shall notify the Indenture Trustee of the identity and location of any successor Transfer Agent and Registrar.

                  The Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Transfer Agent and Registrar by an officer thereof as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes.

                  Upon surrender for registration of transfer of any Note at the office or agency of the Transfer Agent and Registrar to be maintained as provided in Section 3.02(i), if the requirements of Section 8-401(a) of the
              ---------------
Uniform  Commercial  Code  (the "UCC") as in effect in the State of New York are
                                 ---
met and any applicable requirements for transfer set forth in the related Indenture Supplement are satisfied, the Issuer shall execute, and upon receipt of such surrendered Note the Authentication Agent shall authenticate and deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes (of the same Series) in any authorized denominations of like aggregate principal amount or, in the case of any Variable Funding Notes, of like aggregate Stated Amounts.

                  At the option of a Noteholder, Notes may be exchanged for other Notes of the same Series, in any authorized denominations and of like aggregate principal amount or, in the case of any Variable Funding Notes, of like aggregate Stated Amounts, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, and upon receipt of such surrendered Note the Authentication Agent shall authenticate and deliver to the Noteholder, the Notes that the Noteholder making the exchange is entitled to receive.

                  All Notes issued upon any registration of transfer or exchange of Notes shall evidence the same obligations, evidence the same debt, and be entitled to the same rights and privileges under this Indenture and the related Indenture Supplement as the Notes surrendered upon such registration of transfer or exchange.

                  Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Transfer Agent and Registrar duly executed by, the Noteholder thereof or its attorney-in-fact duly authorized in writing, and by such other documents as the Transfer Agent and Registrar may reasonably require.

                  The registration of transfer of any Note shall be subject to the additional requirements, if any, set forth in the related Indenture Supplement.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer or the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Notes.

                  All Notes surrendered for registration of transfer or exchange shall be cancelled by the Transfer Agent and Registrar and disposed of by the Transfer Agent and Registrar in accordance with its customary procedures. The Transfer Agent and Registrar shall dispose of any Global Note upon its exchange in full for Definitive Notes (of the same Series) in accordance with its customary procedures.

                  The preceding provisions of this section notwithstanding, the Issuer shall not be required to make, and the Transfer Agent and Registrar need not register, transfers or exchanges of Notes for a period of 20 days preceding the due date for any payment with respect to the Notes.

                  If and so long as any Series of Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Transfer Agent and Registrar shall, at the discretion and expense of the Issuer, appoint a co-transfer agent and registrar in Luxembourg or another European city. Any reference in this Indenture to the Transfer Agent and Registrar shall include any such co-transfer agent and registrar unless the context otherwise requires. The Transfer Agent and Registrar shall enter into any appropriate agency agreement with any co-transfer agent and registrar not a party to this Indenture, that will implement the provisions of this Indenture that relate to such agent.

        Section 2.06    Mutilated, Destroyed, Lost or Stolen Notes.
                        ------------------------------------------

                  If (a) any mutilated Note is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its reasonable satisfaction of the destruction, loss or theft of any Note and (b) in the case of a destroyed, lost or stolen Note there is delivered to the Transfer Agent and Registrar such security or indemnity as may be required by it to hold the Issuer and the Transfer Agent and Registrar harmless and the requirements of
Section 8-405 of the UCC are met, then the Issuer shall execute, and the Authentication Agent shall authenticate and deliver, a replacement Note of like tenor (including the same date of issuance) and principal amount or, in the case of a replacement Variable Funding Note, of like tenor and Stated Amount, bearing a number not contemporaneously outstanding in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note; provided, however, that if any
                                                  --------  -------
such mutilated, destroyed, lost or stolen Note shall have become, or within 7 days shall be, due and payable, or shall have been selected or called for redemption, the Issuer may pay such Note without surrender thereof instead of issuing a replacement Note, except that any mutilated Note shall be surrendered. After the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, if a protected purchaser of the original Note in lieu of which such replacement Note was issued presents such original Note for payment, the Issuer and the Transfer Agent and Registrar shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person other than a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Transfer Agent and Registrar in connection therewith.

                  Upon the issuance of any  replacement  Note under this Section
                                                                         -------
2.06, the Issuer  or the Transfer Agent and Registrar may require the payment by
----
the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto and any other reasonable expenses (including the fees and expenses of the Transfer Agent and Registrar) in connection therewith.

                  Every replacement Note issued in replacement of any mutilated, destroyed, lost or stolen Note pursuant to this Section 2.06 shall constitute
                                                   ------------
complete and indefeasible evidence of an obligation of the Issuer as if originally issued, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The  provisions  of  this Section 2.06 are exclusive and shall
                                         ------------
preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.


        Section 2.07    Persons Deemed Owners.
                        ---------------------

                  Unless otherwise specified in the applicable Indenture Supplement, prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Transfer Agent and Registrar and any agent of the foregoing shall treat the Person in whose name any Note is registered as the owner of such Note for all purposes of this Indenture and the applicable Indenture Supplement, whether or not such Note is overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Transfer Agent and Registrar nor any agent of the foregoing shall be affected by any notice to the contrary.

        Section 2.08    Paying Agent.
                        ------------

                  (a) The Paying Agent shall have the revocable power to withdraw funds and make distributions to Noteholders from the appropriate account or accounts maintained for the benefit of Noteholders as specified in this Indenture or the related Indenture Supplement for any Series. The Issuer may revoke such power and remove the Paying Agent if the Issuer determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Indenture in any material respect or for other good cause. The Paying Agent shall be permitted to resign upon 30 days' written notice to the Issuer. Upon the removal or resignation of the Paying Agent, the Issuer shall appoint a successor to act as Paying Agent (which successor shall be a bank or trust company). Any reference in this Indenture to the Paying Agent shall include any co-paying agent unless the context requires otherwise. The Issuer shall notify the Indenture

Trustee, each Series Enhancer and the Rating Agencies of the removal or the resignation of any Paying Agent and the identity and location of the successor Paying Agent.

                  (b) If and so long as any Series of Notes are listed on the Luxembourg Stock Exchange or other stock exchange and such exchange shall so require, the Paying Agent shall, at the discretion and expense of the Issuer, appoint a co-paying agent in Luxembourg or other city or country as may be required by such other stock exchange. The Paying Agent shall enter into an appropriate agency agreement with any co-paying agent not a party to this Indenture, which will implement the provisions of this Indenture that relate to such agent.

                  (c) The Paying Agent agrees that it will:

                      (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and pay such sums to such Persons as herein provided;

                      (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has Actual Knowledge in the making of any payment required to be made with respect to the Notes;

                      (iii) at any  time  during  the  continuance  of any  such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

                      (iv) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct the Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Section 2.09    Cancellation.
                        ------------

                  All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Transfer Agent and Registrar, be delivered to the Transfer Agent and Registrar and shall be promptly cancelled by it. The Issuer may at any time deliver to the Transfer Agent and Registrar for cancellation any Notes previously authenticated and delivered hereunder that the Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Transfer Agent and Registrar. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.09, except as
                                                         ------------
expressly permitted by this Indenture. All cancelled Notes held by the Transfer Agent and Registrar shall be disposed of by the Transfer Agent and Register in accordance with its customary procedures.

        Section 2.10    New Issuances.
                        -------------

                  (a) Pursuant to one or more Indenture Supplements, the Issuer may from time to time issue one or more new Series of Notes (a "New Issuance").
                                                                ------------
The Notes of all outstanding Series shall be equally and ratably entitled to the benefits of this Indenture without preference, priority or distinction, all in accordance with the terms and provisions of this Indenture and the applicable Indenture Supplement, except as provided in the related Indenture Supplement with respect to any Series. Interest on the Notes of all outstanding Series shall be paid on each Payment Date therefor as specified in the Indenture Supplement relating to such outstanding Series. Principal of the Notes of each outstanding Series shall be paid as specified in the Indenture Supplement relating to such outstanding Series.

                  (b) On or before the Series Issuance Date for any new Series of Notes, the parties hereto shall execute and deliver an Indenture Supplement specifying the Principal Terms of such Series. The terms of such Indenture Supplement may modify or amend the terms of this Indenture solely as applied to such new Series. The obligation of the Authentication Agent to authenticate and deliver the Notes of any Series to or upon the order of the Issuer (other than any Series issued pursuant to an Indenture Supplement dated as of the date hereof) and the obligation of the Authentication Agent and the Indenture Trustee to execute and deliver the related Indenture Supplement is subject to the satisfaction of the following conditions:

                      (i) on or before the 30th day immediately preceding the Series Issuance Date, the Issuer shall have given the
                  Indenture Trustee, the Servicer, the Paying Agent, the Authentication Agent, the Transfer Agent and Registrar, each Series Enhancer and each Rating Agency written notice (unless such notice requirement is otherwise waived) of such issuance and the applicable Series Issuance Date;

                      (ii) the Issuer shall have delivered to the Authentication Agent and the Indenture Trustee any related Indenture Supplement, in form satisfactory to the Authentication Agent and the Indenture Trustee, executed by each party hereto other than the Authentication Agent and the Indenture Trustee;

                      (iii) the Issuer shall have delivered to the Indenture Trustee any related Enhancement Agreement executed by each of the parties thereto other than the Indenture Trustee;

                      (iv)   the  Rating  Agency  Condition  shall   have   been
                  satisfied with respect to such issuance;

                      (v) there shall have been delivered to the Indenture Trustee (with a copy to each Rating Agency) (A) the Opinion of Counsel required pursuant to Section 3.05(a) and (B) a Tax
                                               ---------------
                  Opinion with respect to such issuance, dated the applicable Series Issuance Date;

                      (vi) the Issuer and the Servicer shall each have delivered to the Indenture Trustee an Officer's Certificate to the effect that on the Series Issuance Date after giving effect to the issuance of such new Series of Notes, neither an Amortization Event nor an Unmatured Amortization Event with respect to any Series of Notes nor an Asset Deficiency or Event of Default is continuing or will occur as the result of the issuance of such Series of Notes;

                      (vii) the Issuer and the Servicer shall have delivered to the Indenture Trustee an Officer's Certificate to the effect that on the Series Issuance Date after giving effect to the issuance of such new Series of Notes, all conditions precedent provided in this Indenture and the related Indenture Supplement with respect to the authentication and delivery of the new Series of Notes have been complied with;

                      (viii) the Servicer shall have delivered to  the Indenture
                  Trustee a Daily Receivables Activity Report disclosing that, after giving effect to such New Issuance, the Net Eligible Receivables Balance will exceed the sum of the Target Receivables Amounts for all Series then outstanding; and

                      (ix) the Issuer shall have delivered to the Authentication Agent a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Authentication Agent authorizing and directing the authentication and delivery of the Notes of such Series by the Authentication Agent.

                  (c) Upon satisfaction of the above conditions, the Issuer shall execute, and the Authentication Agent shall authenticate and deliver, the Notes of such Series as provided in this Indenture and the applicable Indenture Supplement. Neither the Authentication Agent nor the Indenture Trustee shall be obligated to enter into any such Indenture Supplement that adversely affects the Authentication Agent's or the Indenture Trustee's own rights, duties or immunities under this Indenture.

        Section 2.11 Book-Entry Notes.
                     ----------------

                  Unless otherwise provided in any related Indenture Supplement, upon original issuance, each Series of Notes shall be issued in the form of typewritten Notes representing the Book-Entry Notes to be delivered to the depository specified in such Indenture Supplement (which shall be the Clearing Agency or Foreign Clearing Agency), by or on behalf of such Series.

                  Unless otherwise provided in the related Indenture Supplement, the Notes of each Series initially shall be registered in the Note Register in the name of the nominee of the Clearing Agency or Foreign Clearing Agency, as applicable, for such Book Entry Notes and shall be delivered to the Authentication Agent or, pursuant to such Clearing Agency's or Foreign Clearing Agency's instructions, held by the Authentication Agent's agent as custodian for the Clearing Agency or Foreign Clearing Agency.

                  Unless and until Definitive Notes are issued under the limited circumstances described in Section 2.13, no Beneficial Owner shall be entitled
                             ------------
to receive a Definitive Note representing such Beneficial Owner's interest in such Note. Unless and until Definitive Notes have been issued to the Beneficial Owners pursuant to Section 2.13:
                   ------------

                  (a) the provisions of this Section 2.11 shall be in full force
                                             ------------
and effect with respect to each such Series;


                  (b) the Indenture Trustee shall be entitled to deal with the Clearing Agency or Foreign Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture and any related Indenture Supplement (including the payment of principal of and interest on the Notes of each such Series) as the authorized representatives of the Beneficial Owners;

                  (c) to  the  extent that  the  provisions of this Section 2.11
                                                                    ------------
conflict with any other  provisions of this  Indenture,  the  provisions of this
Section 2.11 shall control with respect to each such Series;
------------

                  (d) the rights of Beneficial Owners of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the depository agreement applicable to a Series, unless and until Definitive Notes of such Series are issued pursuant to Section
                                                                         -------
2.13, the initial Clearing Agency shall  make  book-entry  transfers  among  the
----
Clearing Agency Participants and receive and transmit distributions of principal and interest on the Notes to such Clearing Agency Participants; and

                  (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the Holders of Notes evidencing a specified percentage of the Outstanding Amount, the Clearing Agency or Foreign Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from the Beneficial Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

        Section 2.12    Notices to Clearing Agency or Foreign Clearing Agency.
                        ------------------------------------------------------

                  Unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 2.13, whenever a notice or other
                                    ------------
communication to the Noteholders is required under this Indenture, the Indenture Trustee shall give such notice or communication to the Clearing Agency or Foreign Clearing Agency, as applicable, for distribution to Beneficial Owners and shall have no obligation to distribute such notice or other communication directly to the Beneficial Owners.

        Section 2.13    Definitive Notes.
                        ----------------

                  If (i) (a) the Issuer advises the Indenture Trustee in writing that the Clearing Agency or Foreign Clearing Agency is no longer willing or able to properly discharge its responsibilities as Clearing Agency or Foreign Clearing Agency with respect to the Book-Entry Notes of a given Series and (b) the Issuer is unable to locate and reach an agreement on satisfactory terms with a qualified successor, (ii) the Issuer, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or Foreign Clearing Agency with respect to such Series or (iii) after the occurrence of an Event of Default, Beneficial Owners aggregating a majority of the Outstanding Amount of the Notes of such Series advise the Indenture Trustee and the applicable Clearing Agency or Foreign Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system is no longer in the best interests of the Beneficial Owners of such Series, the Indenture Trustee shall notify (with a copy to the Transfer Agent and Registrar) all Beneficial Owners of such Series of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners of such Series requesting the same. Upon surrender to the Transfer Agent and Registrar of the Notes of such Series accompanied by registration instructions from the applicable Clearing Agency or Foreign Clearing Agency, the Issuer shall execute, and the Authentication Agent shall authenticate and deliver, Definitive Notes of such Series and shall recognize the registered holders of such Definitive Notes as Noteholders under this Indenture. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions, and the Issuer and the Indenture Trustee may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Indenture Trustee to the extent applicable with respect to such Definitive Notes, and the Indenture Trustee and the Paying Agent shall recognize the registered holders of the Definitive Notes of such Series as Noteholders of such Series hereunder. Definitive Notes will be transferable and exchangeable at the offices of the Transfer Agent and Registrar.

        Section 2.14    Global Note; Euro-Note Exchange Date.
                        ------------------------------------

                  If specified in the related Indenture Supplement for any Series, Notes initially may be issued in the form of a single temporary global note (each, a "Global Note") in the denomination of the initial Series
                 -----------
Outstanding Amount and substantially in the form attached to the related Indenture Supplement. Unless otherwise specified in the related Indenture Supplement, the provisions of this Section 2.14 shall apply to such Global Note.
                                   ------------
Global Notes shall be authenticated by the Authentication Agent upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. Global Notes may be exchanged in the manner described in the related Indenture Supplement for Definitive Notes.

        Section 2.15    Representations and Covenants of Paying Agent,
                        ----------------------------------------------
Authentication Agent and Transfer Agent and Registrar.
-----------------------------------------------------

                  The Indenture Trustee, as Paying Agent, Authentication Agent and Transfer Agent and Registrar, represents, warrants and covenants that:

                  (a) The Indenture Trustee is a national banking association duly organized and validly existing under the laws of the United States of America;

                  (b) The Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and any Indenture Supplement; and

                  (c) Each of this Indenture and other Transaction Documents to which it is a party has been duly executed and delivered by The Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.


                                  ARTICLE III

                   REPRESENTATIONS AND COVENANTS OF THE ISSUER

        Section 3.01    Representations  and  Warranties  of  the  Issuer.  The
                        -------------------------------------------------

Issuer hereby makes the representations and warranties set forth in this Section
                                                                         -------
3.01, in each case as of the date hereof,  as of the Effective  Date, as of each
----
Series Issuance Date and as of any other date specified in such representation and warranty.

                  (a) Organization and Good Standing.  The  Issuer  is a limited
                      ------------------------------
liability company duly formed and validly existing in good standing under the laws of the State of Delaware and has full power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

                  (b) Due Qualification. The Issuer is duly qualified to do business, is in good standing as a foreign entity and has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business requires such qualification, licenses or approvals and in which the failure so to qualify or to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals could reasonably be expected to give rise to a Material Adverse Effect.

                  (c) Power and Authority: Due Authorization. The Issuer (i) has
                      --------------------------------------
all necessary power and authority to (A) execute and deliver this Indenture and the other Transaction Documents to which it is a party, (B) perform its obligations under this Indenture and the other Transaction Documents to which it is a party and (C) make a Grant of the Pledged Assets to the Indenture Trustee on the terms and subject to the conditions herein provided and (ii) has duly authorized by all necessary action such Grant and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Indenture and the other Transaction Documents to which it is a party. Each Transaction Document to which the Issuer is a party has been duly executed and delivered by the Issuer.

                  (d) Binding  Obligations.  This  Indenture (i)  constitutes  a
                      --------------------
Grant of a security interest (as defined in the UCC) in all of the Issuer's right, title and interest in, to and under the Pledged Assets, free and clear of any Lien (other than Permitted Liens) to the Indenture Trustee, which is enforceable with respect to the existing Receivables owned by the Issuer and the proceeds thereof upon execution and delivery of this Indenture and which will be enforceable with respect to the Receivables hereafter acquired by the Issuer and the proceeds thereof upon such acquisition by the Issuer and (ii) constitutes, and each other Transaction Document to which the Issuer is a party when duly executed and delivered will constitute, a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except
(A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (B) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (e) No  Conflict  or  Violation.  The  execution, delivery and
                      ---------------------------
performance of, and the consummation of the transactions contemplated by, this Indenture and the other Transaction Documents to be signed by the Issuer, and the fulfillment of the terms hereof and thereof, will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under the certificate of formation or the limited liability company agreement of the Issuer or any material indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which the Issuer is a party or by which it or any of its respective properties is bound, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) on any of the Pledged Assets pursuant to the terms of any such material indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument other than this Indenture and the other Transaction Documents or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to the Issuer or of any Governmental Authority having jurisdiction over the Issuer, which conflict or violation described in this clause (iii), individually or in the aggregate, could reasonably be expected to
------------
have a Material Adverse Effect.

                  (f) Litigation and Other Proceedings. (i)  There is no action,
                      --------------------------------
suit, proceeding or investigation pending or, to the best knowledge of the Issuer, threatened, against the Issuer before any Governmental Authority and
(ii) the Issuer is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any Governmental Authority that, in the case of either of the foregoing clauses (i) and (ii), (A) asserts the invalidity
                                -----------     ----
of this Indenture or any other Transaction Document, (B) seeks to prevent the Grant of any Pledged Asset by the Issuer to the Indenture Trustee, the ownership or acquisition by the Issuer of a material amount of Receivables or the consummation of any of the transactions contemplated by this Indenture or any other Transaction Document, (C) seeks any determination or ruling that, in the reasonable judgment of the Issuer, would materially and adversely affect the performance by the Issuer of its obligations under this Indenture or any other Transaction Document or the validity or enforceability of this Indenture or any other Transaction Document or (D) individually or in the aggregate for all such actions, suits, proceedings and investigations could reasonably be expected to have a Material Adverse Effect.

                  (g) Governmental Approvals. Except where the failure to obtain
                      ----------------------
or make such authorization, consent, order, approval or action could not reasonably be expected to have a Material Adverse Effect, all authorizations, consents, orders and approvals of, or other actions by, any Governmental Authority that are required to be obtained by the Issuer in connection with the Grant of the Pledged Assets or the due execution, delivery and performance by the Issuer of this Indenture or any other Transaction Document to which it is a party and the consummation by the Issuer of the transactions contemplated by this Indenture and the other Transaction Documents to which it is a party have been obtained or made and are in full force and effect.

                  (h) Margin Regulations. The Issuer is not engaged, principally
                      ------------------
or as one its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meanings of Regulations T, U and X of the Board of Governors of the Federal Reserve System). The Issuer has not taken and will not take any action to cause the use of proceeds of the Notes to purchase or carry margin stock.

                  (i) Taxes. The  Issuer  has filed (or there have been filed on
                      -----
its behalf as a member of a consolidated group) all tax returns and reports required by law to have been filed by it and has paid all taxes, assessments and governmental charges thereby shown to be owing by it, other than any such taxes, assessments or charges that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP have been set aside on its books and that have not given rise to any Liens (other than Permitted Liens); provided, however, that as of the date of this
                                --------  -------
Indenture, the Issuer is a newly established entity and as such has not been required to file any tax returns.

                  (j) Solvency.  After   giving   effect   to  the  transactions
                      --------
contemplated by this Indenture and the other Transaction Documents, the Issuer is solvent and able to pay its debts as they come due and has adequate capital to conduct its business as presently conducted.

                  (k) Offices.  The   principal   place  of  business  and chief
                      -------
executive office of the Issuer is located at 3125 Chad Drive, Eugene, Oregon 97408.

                  (l) Investment Company Act.  The  Issuer  is  not,  and is not
                      ----------------------
controlled by, an "investment company" registered or required to be registered under the Investment Company Act.

                  (m) Accuracy  of  Financial Information and Other Information.
                      ---------------------------------------------------------
All balance sheets, all statements of operations and of cash flow and other financial data that have been or shall hereafter be furnished by the Issuer to the Indenture Trustee pursuant to Section 3.02 have been prepared in accordance
                                  ------------
with GAAP (to the extent applicable) and fairly present in all material respects the financial condition of the Issuer as of the dates thereof. All certificates, reports, statements, documents and other information furnished to the Indenture Trustee by or on behalf of the Issuer pursuant to any provision of this Indenture or any other Transaction Document, or in connection with or pursuant to any amendment or modification of, or waiver under, this Indenture or any other Transaction Document, shall, at the time the same are so furnished, be complete and correct in all material respects on the date the same are furnished to the Indenture Trustee.

                  (n) Security  Interests. Other  than  the  security   interest
                      -------------------
granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, granted, sold, conveyed or otherwise assigned any interests or security interests in the Pledged Assets, and no security agreement, financing statement or equivalent security or lien instrument listing the Issuer as debtor covering all or any part of the Pledged Assets is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by the Issuer in favor of the Indenture Trustee on behalf of the Noteholders in connection with this Indenture. This Indenture constitutes a valid and continuing security interest (as defined in the UCC) in and Lien on the Pledged Assets in favor of the Indenture Trustee on behalf of the Noteholders, which security interest and Lien is prior to all other Liens (other than Permitted Liens) and is enforceable as such as against creditors of and purchasers from the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. The Issuer owns good and marketable title to the Pledged Assets free and clear of any Lien, claim or encumbrance of any Person other than Permitted Liens. All of the Pledged Assets constitute either accounts, deposit accounts, investment property or general intangibles (as each such term is defined in the UCC) except that proceeds of the Pledged Assets may also take the form of instruments. The Issuer has taken all action necessary to perfect the security interest granted in this Indenture. The Issuer has filed (or has caused the Servicer to file) all appropriate financing statements in the proper filing offices in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Pledged Assets granted to the Indenture Trustee. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Pledged Assets other than the financing statements filed in favor of the Indenture Trustee. The Issuer is not aware of any judgment or tax lien filings against the Issuer. The Purchased Assets, as defined in the Receivables Purchase Agreement, are either accounts or general intangibles within the meaning of the UCC. The Collection Account, the Distribution Account and each Series Account each constitute either a securities account or a deposit account within the meaning of the UCC. The Issuer has taken all steps necessary to cause the Indenture Trustee to be the account holder of each such deposit account and the Issuer has taken all steps necessary to cause each securities intermediary of each such securities account to identify in its records the Indenture Trustee as the person having a security entitlement against the securities intermediary in such securities account. The Lockbox Accounts constitute deposit accounts within the meaning of the UCC and the Issuer (or the Servicer on its behalf) has delivered to the Indenture Trustee a fully executed agreement pursuant to which the Bank maintaining the Lockbox Accounts has agreed to comply with all instructions originated by the Indenture Trustee directing disposition of the funds in the Lockbox Accounts without further consent by the Issuer, the Servicer or the Originator. None of the Lockbox Accounts, Collection Account, Distribution Account or Series Accounts are in the name of any person other than Issuer or the Indenture
Trustee, and the Issuer has not consented to the banks maintaining any such accounts to comply with instructions of any person other than the Indenture Trustee and the Issuer has not consented to the securities intermediary of any such securities accounts to comply with entitlement orders of any person other than the Indenture Trustee. Accordingly, The Indenture Trustee has a first priority perfected security interest in all such deposit and securities accounts, all funds and financial assets on deposit therein, and all securities entitlements relating thereto. The representations and warranties set forth in this Section 3.01(n) shall survive the execution and delivery of this Indenture
     ---------------
and the issuance of any Notes, shall be deemed re-made on each date on which any funds in the Collection Account are distributed to Issuer or otherwise released from the Lien of the Indenture and may not be waived by any party hereto except pursuant to a supplemental indenture executed in accordance with Article X and
                                                                   ---------
as to which the Rating Agency Condition has been satisfied. The Indenture Trustee, as securities intermediary for the Collection Account and each Series Account, has agreed to treat all assets credited to any such account as "financial assets" within the meaning of the UCC.

        Section 3.02    Affirmative Covenants of the Issuer.  From the Effective
                        -----------------------------------
Date until the termination of this Indenture, the Issuer hereby agrees that it will perform the covenants and agreements set forth in this Section 3.02.
                                                                  -------------

                (a) Financial Reports by the Issuer. As soon as  available,  but
                    -------------------------------
in any event within 120 days after the end of each fiscal year of the Issuer, the Issuer shall deliver to the Indenture Trustee and each Series Enhancer and the Indenture Trustee shall forward to each Noteholder a copy of the balance sheet and income statement of the Issuer at the end of such year.

                (b) Books  and  Records. The  Issuer  shall keep proper books of
                    -------------------
record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to the Pledged Assets and its business activities in accordance with GAAP, and shall permit the Indenture Trustee and each Series Enhancer at their own cost and expense to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, employees and independent public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested.

                (c) Notice of Defaults and Events of Default.  The  Issuer shall
                    ----------------------------------------
give the Indenture Trustee, each Series Enhancer and the Rating Agencies prompt written notice of each Default and Event of Default hereunder and the occurrence of any Unmatured Amortization Event or Amortization Event with respect to any Series of Notes and, immediately after obtaining Actual Knowledge of any of the following occurrences, written notice of each default on the part of the Servicer, the Transferor, the Seller or the Originator of their respective obligations under the Receivables Sale Agreements, and the action, if any, being taken with respect to each such default.

                (d) Maintenance  of  Existence.  The  Issuer  shall keep in full
                    --------------------------
effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Pledged Assets and each other related instrument or agreement.

                (e) Compliance  with  Laws.  The  Issuer  will  comply  with the
                    ----------------------
requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities, a violation of which, individually or in the aggregate for all such violations, is reasonably likely to have a

Material Adverse Effect. Notwithstanding the foregoing, the Issuer has no contractual duty to comply with the Federal Assignment of Claims Act to the extent that the aggregate Unpaid Balances of the Eligible Receivables owed by the United States federal government or any subdivision thereof, or any agency, department, or instrumentality thereof, do not exceed 2.5% of the Aggregate Receivables Balance.

                (f) Rule 144A Information. For so  long as  any of the Notes are
                    ---------------------
"restricted   securities"  within  the  meaning  of  Rule  144(a)(3)  under  the
Securities Act of 1933, as amended, the Issuer agrees to provide to any Noteholder or Beneficial Owner, and to any prospective purchaser of Notes designated by such Noteholder or Beneficial Owner upon the request of such Noteholder or Beneficial Owner or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Act of 1933, as amended.

                (g) Annual Tax Information.  Unless  otherwise  specified in the
                    ----------------------
related Indenture Supplement, on or before January 31 of each calendar year, beginning with calendar year 2002, the Indenture Trustee or the Paying Agent shall furnish to each Person who at any time during the preceding calendar year was a Noteholder of a Series of Notes a statement prepared by or on behalf of the Issuer containing the information that is necessary or desirable to enable the Noteholders to prepare their tax returns. The obligations of the Issuer to prepare and the Indenture Trustee or the Paying Agent to distribute such information shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee or the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                (h) Statements as to Compliance.  The  Issuer  shall  deliver to
                    ---------------------------
the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing within 120 days after the end of the fiscal year 2001), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

                    (i) a review of the activities of the Issuer during the 12-month period ending at the end of such fiscal year (or in the case of the fiscal year ending November 25, 2001; the period from the initial Series Issuance Date to November 25,
                  2001) and of performance under this Indenture has been made under such Authorized Officer's supervision, and

                    (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all material conditions and covenants under this Indenture throughout such year or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

                (i) Maintenance of Office or Agency. The  Issuer shall  maintain
                    -------------------------------
an office or agency within New York City, New York where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Transfer Agent and Registrar at the Corporate Trust Office to serve as its agent for the foregoing purposes.

                (j) Further  Instruments  and  Acts.   Upon   request   of   the
                    -------------------------------
Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

        Section 3.03    Negative Covenants of the  Issuer.  From   the Effective
                        ---------------------------------
Date until the termination of this Indenture, the Issuer hereby agrees that it shall not:

                  (a) Amendment of Limited  Liability Company  Agreement.  Amend
                      --------------------------------------------------
the Limited Liability Company Agreement unless, prior to such amendment, each Rating Agency confirms that after such amendment the Rating Agency Condition will be met and each Series Enhancer consents thereto;

                  (b) Change  in  Location of Chief Executive Office. (a) Change
                      ----------------------------------------------
the location of its chief executive office or principal place of business (within the meaning of the applicable Uniform Commercial Code) without 60 days' prior written notice to the Indenture Trustee or (b) change its name or the jurisdiction of its formation without prior written notice to the Indenture Trustee sufficient to allow the Indenture Trustee to execute all filings prepared by the Issuer (including filings of financing statements on form UCC-1) and recordings necessary to maintain the perfection of the interest of the Indenture Trustee on behalf of the Noteholders in the Pledged Assets pursuant to this Indenture. If the Issuer desires to so change its office or change its name or the jurisdiction of its formation, the Issuer will make any required filings and prior to actually changing its office or its name or the jurisdiction of its formation the Issuer shall deliver to the Indenture Trustee (i) an Officer's Certificate and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made;

                (c) Capital Expenditures.  Make  expenditures  (by  long-term or
                    --------------------
operating lease or otherwise) for capital assets (either realty or personality) in an aggregate amount that is in excess of $25,000 in any single year;

                (d) No  Other  Business  or  Agreements.  Engage in any business
                    -----------------------------------
other than financing, purchasing, owning and selling and managing the Pledged Assets in the manner contemplated by this Indenture and the other Transaction Documents and all activities incidental thereto, or enter into or be a party to any agreement or instrument other than any Transaction Document or documents and agreements incidental thereto;

                (e) Consolidation, Merger  or Other Form of Combination and Sale
                    ------------------------------------------------------------
of Assets.  Enter into any consolidation,  merger,  joint venture,  syndicate or
---------
other form of combination with any Person or sell, lease or transfer of otherwise dispose of any assets, including without limitation the Pledged Assets, other than as expressly provided for in the Transaction Documents, or engage in any other transaction, that would result in a change of control of the Issuer;

                (f) Guarantees, Loans, Advances and other Liabilities. Except as
                    -------------------------------------------------
contemplated by this Indenture or the other Transaction Documents (including the issuance of the "Subordinated Note" in accordance with the terms of the Receivables Purchase Agreement), make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person;

                (g) Indebtedness. Issue,  incur,  assume, guarantee or otherwise
                    ------------
become liable, directly or indirectly, for any indebtedness except as expressly provided for pursuant to the terms of the Transaction Documents (including the issuance of the "Subordinated Note" in accordance with the terms of the Receivables Purchase Agreement) and the Notes;

                (h) Deduction from Principal and Interest. Claim any  credit on,
                    -------------------------------------
or make any deduction from, the principal and interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former
Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Pledged Assets;

                (i) Effectiveness of Indenture, Liens. (i) Permit  the  validity
                    ---------------------------------
or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby (it being understood that the adjustment or write-off of any Receivable in accordance with the Credit and Collection Policy shall not be deemed a release within the meaning of this clause), (ii) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the Lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Pledged Assets or any part thereof or any interest therein or the proceeds thereof or (iii) permit the Lien of this Indenture not to constitute a valid first priority perfected security interest in the Pledged Assets; or

                (j) Dissolve or Liquidate.  Dissolve or liquidate in whole or in
                    ---------------------
part.

        Section 3.04    Protection of Pledged Assets.
                        ----------------------------

                The Issuer shall from time to time prepare (or cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action reasonably necessary or advisable to:

                (a) grant more effectively all or any portion of the Pledged Assets for the Notes;

                (b) maintain or preserve the Lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

                (c) perfect, publish notice of, or protect the validity of, any Grant made or to be made by this Indenture;

                (d) enforce any of the Pledged Assets; or

                (e) preserve and defend title to the Pledged Assets securing the Notes and the rights therein of the Indenture Trustee and the Noteholders secured thereby against the claims of all persons and parties.

                The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 3.04.
                                           ------------

        Section 3.05    Opinions as to Pledged Assets.
                        -----------------------------

                (a) On the Series Issuance Date relating to any new Series of Notes, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken as is necessary to perfect the Lien and security interest of this Indenture, including without limitation with respect to the recording and filing of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such Lien and security interest.

                (b) On or before June 30 in each calendar year, beginning in the year 2002, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken as is necessary to perfect the Lien and security interest of this Indenture, including without limitation with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such Lien and security interest. Such Opinion of Counsel also shall describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that, in the opinion of such counsel, will be required to maintain the perfection of the Lien and security interest of this Indenture until June 30 in the following calendar year.

        Section 3.06    Obligations Regarding Servicing of Receivables.
                        ----------------------------------------------

                (a) The Issuer shall not take any action, and shall use its best efforts not to permit any action to be taken by others, that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Pledged Assets or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Receivables Sale Agreements or such other instrument or agreement (it being understood that the adjustment or write-off of any Receivable in accordance with the Credit and Collection Policy shall not be deemed a release within the meaning of this clause).

                (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by such Person shall be deemed to be action taken by the Issuer. The Issuer shall cause the Servicer to comply with all the Servicer's obligations under the Transaction Documents to which the Servicer is a party and shall not agree to the resignation of the Servicer from its obligations and duties imposed by the Receivables Purchase Agreement unless (i) the Majority Investors have consented to such resignation and (ii) the Rating Agency Condition has been satisfied.

                (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements relating to the Pledged Assets, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Receivables Purchase Agreement in accordance with and within the time periods provided for herein and therein.

                (d) If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Receivables Purchase Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

                (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee or the rights of the Indenture Trustee under this Indenture, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and the Majority Investors, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Pledged Assets (except to the extent otherwise provided in the Receivables Purchase Agreement) or the Transaction Documents (except to the extent otherwise provided in the Transaction Documents), or waive timely performance or observance by the Servicer, the Transferor, the Seller or the Originator of their respective obligations under the Receivables Sale Agreements or of the Parent of its obligations under the Parent Undertaking; and (ii) that any such amendment shall not (except to the extent otherwise provided in the Transaction Documents) (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, Collections of payments on the Pledged Assets or distributions that are required to be made for the benefit of the Noteholders or (B) change the definition of Majority Investors, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and the Majority Investors or the Holders of all the Outstanding Notes, as required, the Issuer agrees to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

        Section 3.07    Separate  Existence  of the Issuer.  The  Issuer  hereby
                        ----------------------------------
acknowledges that the parties to the Transaction Documents are entering into the transactions contemplated by the Transaction Documents in reliance on the Issuer's identity as a legal entity separate from the Originator, the Seller, the Transferor and all other members of the Parent Affiliated Group.

From and after the date hereof until one year and one day after the date on which there are no Notes of any Series Outstanding, the Issuer shall take such actions as shall be required in order that:

                (a) The  Issuer  will  conduct  its  business in  office   space
allocated   to  it  and  for  which  it  pays an  appropriate  rent and overhead allocation;

                (b) The Issuer will maintain records and books of account separate from those of each of its Affiliates and telephone numbers and stationery that are separate and distinct from those of each of its Affiliates;

                (c) The Issuer's assets will be maintained in a manner that facilitates their identification and segregation from those of any of its Affiliates;

                (d) The Issuer will strictly observe formalities relating to its separate existence in its dealings with the public and with each of its Affiliates, and funds or other assets of the Issuer will not be commingled with those of any of its Affiliates, except as may be permitted by the Transaction Documents. The Issuer will at all times, in its dealings with the public and with each of its Affiliates, hold itself out and conduct itself as a legal entity separate and distinct from each of its Affiliates. The Issuer will not maintain joint bank accounts or other depository accounts to which any of its Affiliates (other than the Servicer) has independent access;

                (e) The duly admitted members of the Issuer and duly appointed managers or officers of the Issuer will at all times have sole authority to control decisions and actions with respect to the daily business affairs of the Issuer;

                (f) Levi Strauss Securitization Corp. shall remain one of the members of the Issuer. Not less than two directors of Levi Strauss Securitization Corp. will be Independent Directors. The Issuer will observe those provisions in its limited liability company agreement that provide that the Issuer will not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Issuer unless each director on the board of directors of Levi Strauss Securitization Corp. (including each Independent Director thereof) and all other managers unanimously approve the taking of such action in writing prior to the taking of such action;

                (g) The   Issuer  will   compensate   each  of  its   employees,
consultants and agents from the Issuer's own funds for services provided to the Issuer;

                (h) The Issuer will not hold itself out to be responsible for the debts of any of its Affiliates; and

                (i) The Issuer will take all actions necessary on its part to be taken in order to ensure that the facts and assumptions relating to the Issuer set forth in the opinion of Bingham Dana LLP of even date herewith Relating to substantive consolidation matters with respect to the Transferor, the Seller, the Originator and the Issuer will be true and correct at all times.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

        Section 4.01    Satisfaction and Discharge of this Indenture.
                        ---------------------------------------------

                This Indenture shall cease to be of further effect with respect to the Notes (except as to (a) rights of registration of transfer and exchange,
(b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon,
(d) Sections 3.02(j),  3.03, 3.05, 3.06 and 12.14, (e) the rights and immunities
    ----------------   ----  ----  ----     -----
of the Indenture Trustee hereunder, including the rights of the Indenture Trustee under Sections 6.01, 6.03 and 6.07 and the obligations of the Indenture
              -------------   ----     ----
Trustee under Section 4.02,  the rights and  immunities of the Agent  hereunder,
              ------------
including the rights of the Agent under Section  2.04(b) and the  obligations of
                                        ---------------
the  Agent  under  Sections  2.05,  2.06,  2.08 and 2.09 and (g) the  rights  of
                   --------------   ----   ----     ----

Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee and payable to all or any of them) and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes when:

                (i)   either

                      (A) all Notes theretofore authenticated and delivered other than (1) Notes that have been destroyed, lost or stolen and that have been replaced, or paid as provided in Section 2.06 and (2) Notes
                                                    ------------
        for which full payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 11.01) have
                                                             -------------
        been delivered to the Indenture Trustee for cancellation; or

                      (B) all Notes not theretofore delivered to the Indenture Trustee for cancellation:

                      (1) have become due and payable; or

                      (2) will become due and payable at the maturity  date  for such Series of Notes;

                (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer (including without limitation all amounts due to the Indenture Trustee);

                (iii) the Issuer has  delivered  to  the  Indenture  Trustee  an
        Officer's Certificate and an Opinion of Counsel and an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 12.01(a)and each stating that all
                                       ----------------
        conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

                (iv) the Rating Agency Condition is satisfied with respect to each Series of Outstanding Notes.


        Section 4.02    Application of Trust Money.
                        --------------------------

                All monies deposited with  the  Indenture  Trustee  pursuant  to
Section  4.01 shall be held in trust and  applied by it in  accordance  with the
-------------
provisions of the Notes, this Indenture and the applicable Indenture Supplement, to make payments, through the Paying Agent, to the Noteholders and for the payment in respect of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.



                                    ARTICLE V

                         EVENTS OF DEFAULT AND REMEDIES

        Section 5.01    Events of Default.
                        -----------------

                  Each of the following events shall be an "Event of Default" with respect to any Series of Notes hereunder:

                  (a) Any Note shall not be paid in full by the Stated Final Maturity Date of such Note; or

                  (b) An   Event  of  Bankruptcy  shall  have  occurred  and  be
continuing with respect to the Issuer; or

                  (c) The Issuer shall become an "investment company" within the meaning of the Investment Company Act.

                The Issuer shall deliver to the Indenture Trustee, within 5 days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event that with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

        Section 5.02 Acceleration of Maturity; Rescission and Annulment.
                     --------------------------------------------------

                If  an  Event  of  Default  referred  to in clause (b) or (c) of
                                                            ----------    ---
Section 5.01 has occurred, the unpaid principal amount of all Series  of  Notes,
------------
together with interest accrued but unpaid thereon, and all other amounts due to the Noteholders under this Indenture shall immediately and without further act become due and payable. If an Event of Default referred to in clause (a) of
                                                                   ----------
Section 5.01 shall occur and be continuing  with respect to any Series of Notes,
------------
then and in every such case the Indenture Trustee may, and at the direction of Noteholders holding Notes evidencing a majority of the Series Outstanding Amount of such Series of Notes, shall declare all the Notes of such Series to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

        Section 5.03    Collection of  Indebtedness and Suits for Enforcement by
                        --------------------------------------------------------
the Indenture Trustee.
---------------------

        The Issuer covenants that if a default is made in the payment of the principal of any Note when the same becomes due and payable, by acceleration or at stated maturity, the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Holders of such Notes, the entire amount then due and payable on such Notes for principal and interest, with interest on the overdue principal, and to the extent payment at such rate of interest shall be legally enforceable, on overdue installments of interest, at the Note Interest Rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

        If the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and on behalf of the Noteholders of such Series, may institute a proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer the moneys adjudged or decreed to be payable.

        If an Event of Default occurs and is continuing, the Indenture Trustee may in its discretion, as more particularly provided in Section 5.04, proceed to
                                                        ------------
protect and enforce its rights and the rights of the Noteholders by such appropriate proceedings as the Indenture Trustee deems most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or any Indenture Supplement or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture, any Indenture Supplement or by law.

        If there shall be pending, relative to the Issuer or any Person having or claiming an ownership interest in the Pledged Assets, proceedings under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in the event of any other comparable judicial proceedings relative to the Issuer or to the creditors or property of the Issuer, then the Indenture Trustee shall be entitled and empowered, by intervention in such proceedings or otherwise and whether or not the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and whether or not the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.03:
                   ------------

                (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in Respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all reasonable expenses and liabilities incurred and all advances made by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of the Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, if the Indenture Trustee consents to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

        Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to, or vote for or accept or adopt on behalf of any Noteholder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except to vote for the election of a trustee in bankruptcy or similar person as aforesaid.

        All rights of action and of asserting claims under this Indenture or any Indenture Supplement or under any of the Notes may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture

Trustee and their respective agents and attorneys, shall Be for the ratable benefit of the Holders of the Notes.

                In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture or any Indenture Supplement to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

        Section 5.04    Remedies; Priorities.
                        --------------------

                (a) If an Event of Default shall have occurred and be continuing with respect to any Series of Outstanding Notes and such Series of Notes has been accelerated under Section 5.02, the Indenture Trustee may institute
                          -------------
proceedings to enforce the obligations of the Issuer hereunder and under the Indenture Supplement with respect to such Series of Notes in its own name and on behalf of the Noteholders of such Series for the collection of all amounts then payable on the Notes of such Series or under this Indenture or such Indenture Supplement with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer moneys adjudged due.

                (b) If an Event of Default shall have occurred and be continuing with respect to all Series of Outstanding Notes and all Series of Outstanding Notes have been accelerated under Section 5.02, the Indenture Trustee may or, if
                                  ------------
so directed by the Majority Investors, the Indenture Trustee shall, do one or more of the following:

                    (i) institute proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Pledged Assets;

                    (ii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

                    (iii) in the case of an Event  of  Default  referred  to  in clause (a) of Section 5.01, sell  the  Pledged Assets or rights
                 ----------    ------------
                 or interest therein, at one or more public or private sales called and conducted in accordance with Section 5.05;
                                                         ------------

provided  that the  Indenture  Trustee may not sell or otherwise  liquidate  the
--------
Pledged  Assets  following  an Event of  Default  referred  to in clause  (a) of
                                                                  -----------
Section 5.01 unless (A) the proceeds of the sale or  liquidation  of the Pledged
------------
Assets are sufficient to discharge in full all amounts due and unpaid with respect to the Notes or (B) if the Indenture Trustee has determined that the Pledged Assets will not continue to provide sufficient funds for the payment of principal of and interest on the Notes, Holders of Notes evidencing 66 2/3% of the Outstanding Amount, voting as a single class, consent to such sale or liquidation. In determining such sufficiency or insufficiency with respect to clauses (A) and (B), the Indenture Trustee may, but is not required to, obtain
-----------     ---
and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the
                                       51

Pledged Assets for such purpose. All reasonable costs and expenses incurred in obtaining such opinion shall be paid by the Issuer.

                (c) If  the  Indenture  Trustee  collects  any money or property pursuant  to this  Article  V,  such  money  or  property  shall  be held by the
                   -----------
Indenture Trustee as additional collateral hereunder and the Indenture Trustee shall pay out such money or property to the Collection Account for distribution in accordance with the provisions of Article VIII.
                                     ------------

        Section 5.05    Sale of Assets.
                        --------------

                (a) The method, manner and time, place and terms of any sale of all of the Pledged Assets pursuant to Section 5.04(b) shall be commercially
                                        ----------------
reasonable. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for such sale.

                (b) In connection with a sale of all of the Pledged Assets pursuant to Section 5.04(b), any Noteholder may bid for and purchase the
              ----------------
property offered for sale, and upon compliance with the terms of such sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon.

                (c) The Indenture Trustee may bid for and acquire any portion of the Pledged Assets securing the Notes in connection with a public sale thereof, and may pay all or part of the purchase price by crediting against amounts owing to the Indenture Trustee under this Indenture, including without limitation the costs, charges and expenses incurred by the Indenture Trustee in connection with such sale.

                (d) The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Pledged Assets in connection with a sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Pledged Assets in connection with a sale thereof, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

        Section 5.06    Limitations on Suits.
                        --------------------

                  No Noteholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or any Indenture Supplement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                (a) such  Holder has  previously  given  written   notice to the
Indenture Trustee of a continuing Event of Default;

                (b) Noteholders holding Notes evidencing at least 33-1/3% of the Series Outstanding Amount of each Series of Outstanding Notes have made written request to the Indenture Trustee to institute such proceeding in respect of such Event of Default in its own name as the Indenture Trustee hereunder;

                (c) such Noteholder or Noteholders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                (d) the   Indenture   Trustee   has   failed  to  institute such
proceedings for 60 days after its receipt of such notice, request and offer of indemnity; and

                (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Investors;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

                If the Indenture Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Noteholders holding Notes, each evidencing less than a majority of the Series Outstanding Amount of each Series of Outstanding Notes, the Indenture Trustee shall act at the direction of the group of Noteholders holding Notes evidencing the greater amount of Notes; provided, however, that, notwithstanding any other provisions of this Indenture,
--------  -------
if the Indenture Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Noteholders holding an equal amount of Notes, the Indenture Trustee in its sole discretion may determine what, if any, action shall be taken.

        Section 5.07    Unconditional Right of  Noteholders to Receive Principal
                        --------------------------------------------------------
and Interest.
------------

                Notwithstanding any other provision of this Indenture, other than provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the Pledged Assets, the holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

        Section 5.08    Restoration of Rights and Remedies.
                        ----------------------------------

                  If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture or any Indenture Supplement and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

        Section 5.09    Rights and Remedies Cumulative.
                        ------------------------------

                No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        Section 5.10    Delay or Omission Not a Waiver.
                        ------------------------------

                No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

        Section 5.11    Control by Noteholders.
                        ----------------------

                  Except  as  specifically  set  forth  herein,  and  subject to
Section 6.03(d), the Majority Investors shall have the right to direct the time,
--------------
method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee, provided that:
                                    --------

                (a) such direction shall not be in conflict with any rule of law or with this Indenture nor, with respect to each Noteholder in such majority, the Indenture Supplement pursuant to which such Noteholder's Notes were issued;

                (b) if an Event of Default occurs with respect to less than all Series of Outstanding Notes, then the Indenture Trustee's rights and remedies shall be limited to the rights and remedies pertaining only to those Series of Notes with respect to which such Event of Default has occurred, and the Indenture Trustee shall exercise such rights and remedies at the direction of the Noteholders holding Notes evidencing a majority of the Series Outstanding Amount of all such Series of Notes;

                (c) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; and

                (d) such direction shall be in writing;

and provided, further, that subject to Section 6.01, the Indenture  Trustee need
    --------  -------                  ------------
not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

        Section 5.12    Waiver of Past Defaults.
                        -----------------------

                Prior to the declaration of the acceleration of the maturity of the Notes of any Series as provided in Section 5.02, Noteholders holding Notes
                                       ------------
evidencing a majority of the Series Outstanding Amount of such Series of Notes may, on behalf of all such Noteholders, waive any past Default or Event of Default with respect to such Series of Notes and its consequences except a Default (a) in payment of principal of or interest on any of the Notes of such Series or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note of such Series. In the event of any such waiver, the Issuer, the Indenture Trustee and the Noteholders of such outstanding Series shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. The Issuer shall give prompt written notice of any waiver to the Rating Agencies.

        Section 5.13    Undertaking for Costs.
                        ---------------------

                All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as the Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, the provisions of this
                                       --------  -------
Section  5.13  shall  not  apply to (a) any  suit  instituted  by the  Indenture
-------------
Trustee, (b) any suit instituted by any Noteholder or group of Noteholders, in each case holding Notes evidencing in the aggregate more than 33-1/3% of the Series Outstanding Amount of any Series of Notes, or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

        Section 5.14    Waiver of Stay or Extension Laws.
                        --------------------------------

                The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        Section 5.15    Action on Notes.
                        ---------------

                The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Pledged Assets or upon any of the assets of the Issuer.


                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

        Section 6.01    Duties of the Indenture Trustee.
                        -------------------------------

                (a) If an Event of Default has occurred and is continuing and a Trustee Officer shall have actual knowledge or written notice of such Event of Default, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                (b) Except during the continuance of an Event of Default:

                    (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                    (ii) in the absence of bad faith or negligence on its  part, the Indenture  Trustee may  conclusively  rely, as to the  truth of the statements and the correctness of the opinions and calculations expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements o this Indenture; provided, however, that the
                                                 --------   -------
                Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee that are specifically required to be furnished pursuant to any provision of this Indenture or any Indenture Supplement, shall examine them to determine whether they substantially conform, without verification of the accuracy of any computations therein, to the requirements of this Indenture or any Indenture Supplement. The Indenture Trustee shall give prompt written notice to the Noteholders and each Rating Agency of any material lack of conformity of any such instrument to the applicable requirements of this Indenture or any Indenture Supplement discovered by the Indenture Trustee in the event that the Indenture Trustee, after so requesting, does not receive a satisfactory corrected instrument.

                (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (i)   this Section 6.01(c)  shall  not be construed to limit
                              ---------------
                the effect of Section 6.01(a);
                              ---------------

                    (ii) permissive rights of the Indenture Trustee shall not be construed as duties;

                    (iii) the Indenture Trustee shall  not  be  liable  for  any error of judgment made in good faith by a Trustee Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                    (iv) the Indenture Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Indenture, any Indenture Supplement or at the direction of the Majority Investors relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or for exercising any trust or power conferred upon the Indenture Trustee under this Indenture or any Indenture Supplement; and

                    (v) no provision of this Indenture or of any Transaction Document shall require the Indenture Trustee to be responsible for the acts or omissions of the Servicer or to act as Successor Servicer until such time as it is required to act as Successor Servicer under this Indenture.

                (d) No provision of this Indenture shall require  the  Indenture
Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                (e) Each provision of this Indenture that in any way relates to the Indenture Trustee is subject to Sections 6.01(a) and (b).
                                     ----------------     ---

                (f) The Indenture Trustee shall have no responsibility or liability for investment losses on Eligible Investments, except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor, in accordance with the terms of such Eligible Investments.

                (g) The Indenture Trustee shall notify each Rating Agency of any change in any rating of the Notes of any other Rating Agency of which the Indenture Trustee has received written notice pursuant to any of the Transaction Documents.

                (h) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default, Servicer Default or Amortization Event unless a Trustee Officer assigned to and working in the Corporate Trust Office of the Indenture Trustee has actual knowledge thereof or has received written notice thereof. For purposes of determining the Indenture Trustee's responsibility and liability hereunder, any reference to an Event of Default, Servicer Default, Unmatured Amortization Event or Amortization Event shall be construed to refer only to such event of which the Indenture Trustee is deemed to have notice as described in this Section
                                                                         -------
6.01(h).
-------

                (i) The Indenture Trustee shall not have any duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof,
(B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, the Issuer other than from funds available in the Collection Account or Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Issuer delivered to the Indenture Trustee pursuant to this Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties.

        Section 6.02    Notice of Event of Default.
                        --------------------------

                Upon the occurrence of any Event of Default of which a Trustee Officer has actual knowledge or has received notice, the Indenture Trustee shall transmit by mail to all Noteholders as their names and addresses appear on the Note Register and to the Rating Agencies, notice of such Event of Default known to the Indenture Trustee within the later of (i) 30 days after such Event of Default occurs or (ii) 10 Business Days after the Indenture Trustee receives such notice or obtains actual notice, if later.

        Section 6.03    Rights of Indenture Trustee.
                        ---------------------------

                Except as otherwise provided in Section 6.01:
                                                ------------

                (a) The Indenture Trustee may conclusively rely and shall fully be protected in acting or refraining from acting on any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

                (b) Whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee may (unless other evidence be herein specifically prescribed), in the absence of bad faith on its part, rely on an Officer's Certificate of the Issuer.

                (c) The Indenture Trustee may consult with counsel with respect to any action to be taken, suffered or omitted by it hereunder and the written advice of such counsel, obtained in good faith, or any Opinion of Counsel or any Tax Opinion shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith reliance thereon.

                (d) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture, or a Series Enhancer if so authorized by an Indenture Supplement unless such Noteholders or Series Enhancer shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

                (e) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney.

                (f) Subject  to  Section 6.13  hereof, the Indenture Trustee may
                                 ------------
execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, Affiliates, attorneys, custodians or nominees, and the Indenture Trustee shall not be liable for any misconduct or negligence on the part of any agent, Affiliates, attorney, custodians or nominees appointed by it hereunder with due care.

                (g) The Indenture Trustee shall not be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights conferred upon the Indenture Trustee by this Indenture.

                (h) If the Indenture Trustee is also acting as Paying Agent, Authentication Agent and Transfer Agent and Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Article VI shall
                                                                ----------
also be afforded to such Paying Agent, Authentication Agent and Transfer Agent and Registrar.

                (i) Anything in this Agreement to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; provided, however, that upon written notice to the Indenture Trustee by any Transaction Party, the Indenture Trustee shall use commercially reasonable efforts to cooperate with such Transaction Party for the purpose of minimizing or eliminating such losses or damages.

        Section 6.04    Not Responsible for Recitals or Issuance of Notes.
                        -------------------------------------------------

                The recitals contained herein and in the Notes shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of this Indenture, the other Transaction Documents, the Pledged Assets, the Notes or any related document. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds from the Notes.

        Section 6.05    May Hold Notes.
                        --------------

                The Indenture Trustee and any Affiliates, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer, the Transferor, the Seller, any member of the Parent Affiliated Group, any Series Enhancer, any underwriter or any of the other parties to the Transaction Documents with the same rights it would have if it were not the Indenture Trustee or an Affiliate of the Indenture Trustee; provided, that if any of the foregoing actions cause the Indenture Trustee to
--------
cease  meeting  the  criteria  for a trustee  set  forth in  Section  6.11,  the
                                                             -------------
Indenture  Trustee shall resign in accordance with the provision of such Section
                                                                         -------
6.11.
----

        Section 6.06    Money Held in Trust.
                        -------------------

                  Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds held by the Indenture Trustee in trust hereunder except to the extent required herein or required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing by the Indenture Trustee and the Issuer.

        Section 6.07    Compensation, Reimbursement and Indemnification.
                        -----------------------------------------------

                Pursuant to the Receivables Purchase Agreement, the Issuer shall direct the Servicer to pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Servicer to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including reasonable costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and reasonable expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall cause the Servicer to indemnify the Indenture Trustee against any and all loss, liability or expense reasonably incurred by the Indenture Trustee (including the reasonable fees of counsel) in connection with the administration of this trust and the performance of its duties hereunder and under any other Transaction Document. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

                When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in Section 5.01(b) with respect to the Issuer,
                                    ---------------
the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

        Section 6.08    Replacement of Indenture Trustee.
                        --------------------------------

                No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this
Section 6.08. The Indenture Trustee may resign at any time by  giving  30  days'
------------
written notice to the Issuer. The Majority Investors may remove the Indenture Trustee for cause by so notifying the Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                (a) the Indenture Trustee fails to comply with Section 6.11;
                                                               ------------

                (b) the Indenture Trustee is adjudged a bankrupt or insolvent;
or

                (c) the Indenture Trustee otherwise becomes legally unable to act.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee (who satisfies the requirements of Section 6.11) subject to the consent of the Majority Investors.
   -------------

                A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Issuer and the Servicer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to each Series Enhancer and all Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Majority Investors may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                If the Indenture Trustee fails to comply with Section 6.11,  any
                                                              ------------
Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                Notwithstanding   the   replacement  of  the  Indenture  Trustee
pursuant to this Section 6.08, the Issuer's obligations under Section 6.07 shall
                 ------------                                 ------------
continue for the benefit of the retiring Indenture Trustee.


        Section 6.09    Successor Indenture Trustee by Merger.
                        -------------------------------------

                If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee, provided that such corporation or banking association is
                     --------
otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall
                                       ------------
provide the Rating Agencies and each Series Enhancer with prompt written notice of any such transaction.

        Section 6.10    Appointment  of   Co-Indenture   Trustee   or   Separate
                        --------------------------------------------------------
Indenture Trustee.
-----------------

                (a) Notwithstanding any other provisions of this Indenture, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Pledged Assets may at the time be located, the Indenture Trustee shall have the power and may execute and deliver at any time all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Pledged Assets, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Pledged Assets or any part thereof and, subject to the other provisions of this Section 6.10, such powers, duties, obligations,
                                ------------
rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11, and no notice to
                                                -------------
Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 but notice shall be given to each Series Enhancer.
               ------------

                (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                    (i) all rights, powers, duties and obligations conferred or imposed on the Indenture Trustee shall be conferred or imposed on, and exercised or performed by, the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Pledged Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                   (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                   (iii) the Indenture  Trustee  may  at  any  time  accept  the resignation of or remove any separate trustee or co-trustee.

                (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon
                       ----------
its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 6.11    Eligibility; Disqualification.
                        -----------------------------

                The Indenture Trustee shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and having long-term unsecured debt with a rating of at least Aa3 by Moody's and AA- by S&P and subject to supervision or examination by federal or state authority, and shall satisfy the requirements for a trustee set forth in paragraph (a)(4)(i) of Rule 3a-7 under the Investment Company Act.

                If at any time the Indenture Trustee ceases to be eligible in accordance with the provisions of this Section 6.11, the Indenture Trustee shall
                                       ------------
resign immediately in the manner and with the effect specified in Section 6.08.
                                                                  ------------

        Section 6.12    Representations and Covenants of the Indenture Trustee.
                        ------------------------------------------------------

                The Indenture Trustee represents, warrants and covenants that:

                (a) The Indenture Trustee is duly organized and validly existing under the laws of the jurisdiction of its organization;

                (b) The Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and other Transaction Documents to which it is a party; and

                (c) Each of this Indenture and other Transaction Documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

        Section 6.13    Custody of Pledged Assets and Other Collateral.
                        ----------------------------------------------

                The Indenture Trustee shall hold such of the Pledged Assets (and any other collateral that may be granted to the Indenture Trustee) as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Pledged Assets as constitute investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person other than the Indenture Trustee to comply with entitlement orders originated by such other person, (f) such securities accounts and the property credited thereto shall not be subject to any Lien, security interest, right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the internal laws of the State of New York. Terms used in the preceding sentence that are defined in the UCC and not otherwise defined herein shall have the meaning set forth in the UCC. Except as permitted by this
Section 6.13,  the Indenture  Trustee shall not hold Pledged  Assets  through an
------------
agent or a nominee.


                                   ARTICLE VII

               NOTEHOLDERS' LIST AND REPORTS BY INDENTURE TRUSTEE

        Section 7.01    Issuer to Furnish Indenture  Trustee Names and Addresses
                        --------------------------------------------------------
of Noteholders.
--------------

                The Issuer shall furnish or cause the Transfer Agent and Registrar to furnish to the Indenture Trustee (a) upon each transfer of a Note, a list of the names, addresses and taxpayer identification numbers of the Noteholders as they appear on the Note Register as of such Record Date, in such form as the Indenture Trustee may reasonably require, and (b) at such other times as the Indenture Trustee may request in writing, within 10 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished;
provided,  however,  that if the  Indenture  Trustee is the  Transfer  Agent and
--------   -------
Registrar, the Indenture Trustee shall furnish to the Issuer such list in the same manner prescribed in clause (b) above.
                          ----------

        Section 7.02    Preservation of Information.
                        ---------------------------

                If  the  Indenture  Trustee  is  not  the  Transfer   Agent  and
Registrar, the Indenture Trustee shall preserve the names, addresses and taxpayer identification numbers of the

Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01. The Indenture Trustee may destroy any list
                 -------------
furnished  to it as  provided  in  Section  7.01 upon  receipt  of a new list so
                                   -------------
furnished.


                                  ARTICLE VIII

                    ALLOCATION AND APPLICATION OF COLLECTIONS

        Section 8.01    Collection of Money.
                        -------------------

                Except as  otherwise  expressly  provided  herein  and  in  each related Indenture Supplement, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it in trust for the Noteholders and shall apply it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under the Receivables Purchase Agreement or any other Transaction Document, the Indenture Trustee may, and upon the request of the Majority Investors shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim an Event of Default under this Indenture and to proceed thereafter as provided in Article V hereof.
                                  ---------

        Section 8.02    Rights of Noteholders.
                        ---------------------

                The Notes shall represent limited recourse obligations of the Issuer secured by the Pledged Assets, including the benefits of any Series Enhancement issued with respect to any Series of Notes and the right to receive Collections and other amounts at the times and in the amounts specified in this
Article VIII or  in the  applicable  Indenture  Supplement  to  be  deposited in
------------
Collection Account and any Series Accounts (if so specified in the related Indenture Supplement). The Notes do not represent obligations of, or interests in, the Originator, the Seller, the Transferor, the Servicer or the Indenture Trustee. The Notes are limited in right of payment to Collections on the Pledged Assets and other assets of the Issuer allocable to the Notes as provided herein and in the applicable Indenture Supplement.

        Section 8.03    Establishment of Accounts.
                        -------------------------

                (a) Establishment of Collection Account.  The Collection Account
                    -----------------------------------
shall be established and maintained in accordance with the provisions of the Receivables Purchase Agreement. An Indenture Supplement may establish sub-accounts to the Collection Account as specified in such Indenture Supplement to effect allocations to a Series in accordance with such Indenture Supplement. Funds on deposit in any subaccount of the Collection Account shall not be commingled with (i) funds on deposit in any other subaccount of the Collection Account or (ii) funds on deposit in the Collection Account which have not been allocated to any subaccount of the Collection Account.

                (b) Establishment of Distribution Account. The Paying Agent, for
                    -------------------------------------
the benefit of the Noteholders, shall cause to be established and maintained with the Paying Agent, a non-interest bearing segregated trust account that is a Qualified Account (the "Distribution Account") bearing a designation clearly
                         ---------------------
indicating that the funds deposited therein are held in trust for the benefit of Noteholders. The Paying Agent shall possess all right, title and interest in all funds on deposit from time to time in the Distribution Account and in all proceeds thereof. The Distribution Account shall be under the sole dominion and control of the Paying Agent for the benefit of Noteholders. If the Distribution Account ceases at any time to be a Qualified Account, the Paying Agent shall within 10 Business Days (or such longer period, not to exceed 30 calendar days) establish a new Distribution Account which is a Qualified Account, transfer any funds on deposit in the existing Distribution Account to such new Distribution Account and from the date such new Distribution Account is established, it shall be the "Distribution Account."

                (c) Establishment of Series Accounts.  If  so  provided  in  the
                    --------------------------------
related Indenture Supplement, the Issuer, for the benefit of the Noteholders and other Person as may be identified in such Indenture Supplement, shall establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee one or more Series Accounts, which Series Accounts also shall be Qualified Accounts (unless such requirement is waived in the related Indenture Supplement). Each such Series Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of Noteholders of such Series.

                (d) The Indenture Trustee hereby confirms that (i) each of the Collection Account and each Series Account is, or at inception will be established as, a "securities account" as such term is defined in Section 8-501(a) of the UCC, (ii) the Indenture Trustee is a "securities intermediary" (as such term is defined in Section 8-102(a)(14) of the UCC) with respect to such accounts, and (iii) the Indenture Trustee for the benefit of the Noteholders is the sole "entitlement holder" (as such term is defined in Section 8-102(a)(7) of the UCC) with respect to such accounts and no other Person shall have the right to give "entitlement orders" (as such term is defined in Section 8-102(a)(8)) with respect to such accounts. The Indenture Trustee hereby further agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Collection Account or any Series Account shall be treated by it as a "financial asset" within the meaning of
Section 8-102(a)(9) of the UCC. Notwithstanding anything to the contrary, New York State shall be deemed to be the location of the Indenture Trustee (in its capacity as the securities intermediary for the foregoing accounts) for purposes of Section 8-110 of the UCC, and the Collection Account and each Series Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

        Section 8.04    Collections and Allocations.
                        ---------------------------

                (a) The Issuer shall cause the Servicer to deposit Collections into the Collection Account as promptly as possible after the receipt in a Lockbox Account of such Collections, but in no event later than the second Business Day following the receipt in a Lockbox Account of such Collections.

                (b) The Issuer agrees that if any Collections are received by the Issuer in an account other than the Collection Account, such monies, instruments, cash and other proceeds will not be commingled by the Issuer with any of its other funds or property, if any, but will be held separate and apart therefrom and will be held in trust by the Issuer for, and immediately remitted to, the Indenture Trustee, with any necessary endorsement.

                (c) On each Deposit Date, the Indenture Trustee, in accordance with the Daily Receivables Activity Report provided by the Servicer, shall allocate all Collections and other funds then on deposit in the Collection Account (other than funds which are required to be returned pursuant to Section
                                                                         -------
3.12(b) of the Receivables Purchase Agreement) to the following items and in the
------
following order of priority:

                   (i)  First, funds shall be paid to the  Indenture  Trustee to
                        -----
                reimburse it for any fees, expenses and indemnities not otherwise paid by the Servicer, provided, that unless an Event
                                                --------
                of Default has occurred, the aggregate amounts payable pursuant to this clause first shall not exceed $100,000 in any
                                  -----
                twelve-month period.

                  (ii)  Second, to the extent that  the  amounts  on  deposit in
                        ------
                the Expense Subaccount for any Series are less than the Required Amount for such Series, funds shall be transferred from the Collection Account to each such Expense Subaccount until the amounts on deposit therein equal the applicable Required Amount for each such Series. If (A) an Asset Deficiency exists or (B) the aggregate amount of funds in the Collection Account on such Deposit Date is less than the aggregate amounts to be distributed pursuant to this clause (i), then, in either such
                                             ----------
                case, all funds in the Collection Account shall be distributed ratably to each Series based on the Series Floating Allocation Percentages for each Outstanding Series of Notes. The Indenture Supplement for each Series shall specify how and when amounts deposited in the Expense Subaccount or otherwise allocated for such Series will be applied.

                  (iii) Third, if no Series is in an  Amortization  Period,  the
                        -----
                Indenture Trustee shall allocate all funds on deposit in the Collection Account to each Series ratably based on the Series Floating Allocation Percentages of each such Series. The Indenture Supplement shall specify how and when amounts allocated to such Series will be applied.

                  (iv)  Fourth,  if one or more  Series  is in  an  Amortization
                        ------
                Period,  funds  shall  be   transferred   from   the  Collection
                Account to the Principal Subaccount for each such amortizing Series, ratably based on the respective Series Fixed Allocation Percentages for each such amortizing Series and the remaining funds shall be allocated to each Series still in a Revolving Period based on their respective Series Floating Allocation Percentages; provided, however, that if on such Deposit Date an Asset Deficiency has occurred and is continuing and the aggregate amount of funds available to be distributed pursuant to this clause fourth is less than the absolute amount of such
                        -------------
                Asset  Deficiency,  then such funds
                shall be transferred to the Principal Subaccounts for all Outstanding Series of Notes based based ratably on the Target Receivables Amounts for each Series calculated as of the last day of the Revolving Period for such Series or as of the date of such Asset Deficiency, whichever is earlier. The Indenture Supplement shall specify how and when amounts deposited in the related Principal Subaccount will be applied.

                   (v)  Fifth, any funds not allocated  pursuant  to  the  above
                        -----
                clauses first through fourth shall, to the extent necessary,  be
                                      ------
                paid to the Indenture Trustee to reimburse it for any fees, expenses and indemnities not otherwise paid by the Servicer or paid pursuant to clause first above.
                                        -----

                   (vi) Sixth, any remaining funds  shall  be  released  to  the
                        -----
                        Issuer.

                (d) Each Indenture Supplement will specify when and in what manner amounts allocated to a Series or otherwise on deposit in the Expense Subaccount or the Principal Subaccount or any other Series Account will be released to the Issuer. The Issuer agrees that, if on any Deposit Date on which such funds are released to the Issuer, the Indenture Trustee may reimburse itself for any amounts payable pursuant to clause fifth above before releasing
                                                   -----
such funds to the Issuer;  provided that if an Asset  Deficiency  exists at such
                           --------
time, any funds that would otherwise be released to the Issuer under the terms of any Indenture Supplement shall instead be treated as Collections to be distributed in accordance with the foregoing provisions.

                (e) On each Deposit Date, except as otherwise provided in an Indenture Supplement, the Indenture Trustee shall pay to the Issuer the remaining funds, if any, on deposit in the Collection Account on such Deposit Date after giving effect to transfers to be made pursuant to Section 8.04(c).
                                                             ---------------

        Section 8.05    Release of Pledged Assets.
                        -------------------------

                (a) Subject to the payment of amounts owing to  it  pursuant  to
Section 6.07, the Indenture  Trustee may, and when required by the provisions of
------------
this Indenture or the other Transaction Documents shall, execute instruments to release property from the Lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture or the Transaction Documents. No party relying on an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's
         -------------
authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                (b) The Indenture Trustee shall, at such time as there are no Notes outstanding and all amounts due the Indenture Trustee pursuant to Sections
                                                                        --------
2.04  and  6.07  have  been  paid,  release  and  transfer,   without  recourse,
----       ----
representation or warranty, all of the Pledged Assets that secured the Notes (other than any cash held for the payment of the Notes pursuant to Section 4.02)
                                                                   ------------
to the Issuer.

        Section 8.06    Officer's Certificate.
                        ---------------------

                The Issuer shall provide the Indenture Trustee with at least 7 days' notice when requesting the Indenture Trustee to take any action pursuant to Section 8.05(a), which notice shall be accompanied by copies of any
    ---------------
instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate stating that such action is authorized hereunder and under the Transaction Documents and will not materially and adversely impair the security for the Notes or the rights of the Noteholders under this Indenture. The Indenture Trustee may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

        Section 8.07    Money for Note Payments to Be Held in Trust.
                        -------------------------------------------

                All payments of amounts due and payable with respect to the Notes that are to be made from amounts withdrawn from the Collection Account shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Collection Account shall be paid over to or at the direction of the Issuer except as provided in Section 8.04(d)
                                                                 ---------------
or in the related Indenture Supplement.

                On or before each Payment Date, in accordance with the instructions of the Servicer, the Indenture Trustee shall deposit or cause to be deposited in the Distribution Account for each outstanding Series, out of funds available therefor, an aggregate sum sufficient to pay the amounts then becoming due under the Notes of such outstanding Series, such sum to be held in trust for the benefit of the Persons entitled thereto.


                                   ARTICLE IX

                    DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

                Distributions shall be made to, and reports shall be provided to, Noteholders as set forth in the applicable Indenture Supplement. The identity of the Noteholders with respect to distributions and reports shall be determined according to the immediately preceding Record Date.


                                   ARTICLE x

                             SUPPLEMENTAL INDENTURES

        Section 10.01   Supplemental Indentures Without Consent of Noteholders.
                        ------------------------------------------------------

                (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies and each Series Enhancer and upon satisfaction of the Rating Agency Condition with respect to the Notes of all Series, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar, at any time and from time to time, may enter into an indenture or indentures supplemental hereto for any of the following purposes:

                    (i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm to the Indenture Trustee any property subject, or required to be subjected, to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;

                    (ii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                    (iii) to convey,  transfer,  assign,  mortgage or pledge any property  to or with the consent of the  Indenture Trustee;

                    (iv) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture;

                    (v) to evidence and provide for the acceptance of the appointment hereunder by a successor indenture trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the Pledged Assets hereunder by more than one trustee, pursuant to the requirements of Article VI;
                                                             ----------

                    (vi) to provide for the issuance of one or more new Series of Notes, in accordance with the provisions of Section 2.10;
                                                                   ------------
                or

                    (vii) to  provide  for  the  termination   of   any   Series
                Enhancement in accordance with the provisions of the related Indenture Supplement; provided, however, that such action shall
                                      --------  -------
                not adversely affect in any material respect the interests of any Noteholder, as evidenced by an Officer's Certificate of an Authorized Officer delivered to the Indenture Trustee (at the Issuer's expense).

The Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar are hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                (b) The Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar also, without the consent of any Noteholders of any outstanding Series but with prior notice to the Rating Agencies and each Series Enhancer and upon satisfaction of the Rating Agency Condition and the written consent of each Series Enhancer with respect to the Notes of all outstanding Series, may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that the Issuer shall
            --------   -------
have delivered to the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar an Officer's Certificate, dated the date of any such action, stating that the Issuer reasonably believes that such action will not have a Material Adverse Effect. Additionally, notwithstanding the preceding sentence, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar also, without the consent of any Noteholders of any outstanding Series, may enter into an indenture or indentures supplemental hereto to add, modify or eliminate such provisions as may be necessary or advisable in order to enable the Issuer (i) to qualify as, and to permit an election to be made to cause the Issuer to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code, (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Issuer's property or its income and (iii) to add, modify or eliminate such provisions as may be necessary and desirable to implement any revisions to the Uniform Commercial Code as in force in the applicable jurisdiction; provided, however, that the Issuer, the
                                        --------   -------
Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar shall not enter into any such indenture or supplement unless
(w) the Issuer delivers to the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar and each Series Enhancer an Officer's Certificate dated the date of such supplemental indenture, stating that the Issuer reasonably believes that such supplemental indenture will not have a Material Adverse Effect, (x) each Rating Agency has notified the Issuer, the Servicer, the Indenture Trustee and each Series Enhancer in writing that the Rating Agency Condition with respect to each outstanding Series has been satisfied, (y) such amendment does not (without the consent of the Indenture Trustee) affect the rights, duties or obligations of the Indenture Trustee hereunder and (z) such amendment does not (without the consent of the Paying Agent, the Authentication Agent or the Transfer Agent and Registrar, as the case may be) affect the rights, duties or obligations of the Paying Agent, the Authentication Agent or the Transfer Agent and Registrar, as the case may be hereunder.

        Section 10.02     Supplemental Indentures with Consent of Noteholders.
                          ---------------------------------------------------

                The Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar also, with prior notice to the Rating Agencies and with the consent of the Majority Investors, by Act of such Holders delivered to the Issuer and the Indenture Trustee, may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders of all Series under this Indenture. If an indenture or indentures supplemental hereto affects only the Noteholders of a particular Series of Notes, then the consent of the Holders of a majority of the Series Outstanding Amount of such Series shall be required to such supplemental indenture. Notwithstanding the foregoing, no supplemental indenture shall, without the consent of Holders of 100% of the Series Outstanding Amount of the Outstanding Notes affected thereby:

                (a) except as may be expressly permitted by the Indenture Supplement relating to any Series of Notes, change the due date of any payment of principal of or interest on any such Note, or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where, or the coin or currency in which, any such Note or any interest thereon is payable;

                (b) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor to the payment of any such amount due on the Notes on or after the respective due dates thereof, as provided in Article V (or, in the case of
                                                  ---------
redemption, on or after the Redemption Date);

                (c) reduce the percentage that  constitutes  a  majority  of the
Series Outstanding Amount of the Notes of any Series, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences as provided for in this Indenture;

                (d) reduce the percentage of the Outstanding Amount of the Notes which is required to direct the Indenture Trustee to sell or liquidate the Pledged Assets if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the Outstanding Notes;

                (e) decrease the percentage of the aggregate principal amount of the Notes required to amend the sections of this Indenture that specify the applicable percentage of the aggregate principal amount of the Notes of such Series necessary to amend the Indenture or any Transaction Documents that require such consent;

                (f) modify or alter the provisions of this Indenture regarding the voting of Notes held by the Issuer, any other obligor on the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons; or

                (g) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Pledged Assets for any Notes or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any such Pledged Assets at any time subject hereto or deprive the Holder of any Note of the security provided by the Lien of this Indenture.

                It shall not be necessary for any Act of Noteholders under this
Section 10.02  to  approve  the  particular  form  of  any proposed supplemental
------------
indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                Promptly after  the  execution  by  the  Issuer,  the  Indenture
Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar of any supplemental indenture pursuant to this Section 10.02, the
                                                             -------------
Paying Agent shall mail to the Holders of the Notes to which such supplemental indenture relates written notice setting forth in general terms the substance of such supplement indenture; provided, however, that any failure of the Paying
                           --------  -------
Agent to mail such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

        Section 10.03   Execution of Supplemental Indentures.
                        ------------------------------------

                In executing, or permitting the additional trusts created by any supplemental indenture permitted by this Article X or the modification thereby
                                         ---------
of the trusts created by this

Indenture, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar shall be entitled to receive, and subject to
Section  6.01,  shall be fully  protected  in relying  on, an Opinion of Counsel
-------------
stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent, if any, have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise. The Paying Agent, the Authentication Agent and the Transfer Agent and Registrar, as the case may be, may, but shall not be obligated to, enter into any such supplemental indenture that affects their respective rights, duties, liabilities or immunities under this Indenture or otherwise.

        Section 10.04   Effect of Supplemental Indenture.
                        --------------------------------

                Upon  the  execution  of  any  supplemental indenture under this
Article X, this Indenture shall be modified in accordance  therewith,  and  such
---------
supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

        Section 10.05   Reference in Notes to Supplemental Indentures.
                        ---------------------------------------------

                Notes authenticated and delivered after  the  execution  of  any supplemental indenture pursuant to this Article X may, and if  required  by  the
                                        ---------
Authentication Agent shall, bear a notation in form approved by the Indenture Trustee and the Authentication Agent as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes modified so as to conform, in the opinion of the Indenture Trustee and the Authentication Agent and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Authentication Agent in exchange for the Outstanding Notes.


                                   ARTICLE XI

                                   DEFEASANCE

        Section 11.01   Defeasance.
                        ----------

                Notwithstanding anything to the contrary in this Indenture or any Indenture Supplement:

                (a) The Issuer may at its option be discharged from its obligations hereunder with respect to any Series or all outstanding Series (each, a "Defeased Series") on the date the applicable conditions set forth in
          ----------------
Section 11.01(c) are satisfied (a  "Defeasance");  provided,  however,  that the
----------------                    ----------     --------   -------
following rights, obligations, powers, duties and immunities shall survive with respect to each Defeased Series until otherwise terminated or discharged hereunder: (i) the rights of the Holders of Notes of the Defeased Series to receive payments in respect of principal of and interest on such Notes when such payments are due; (ii) the Issuer's obligations with respect to such Notes under Sections 2.05 and 2.06; (iii) the rights, powers, trusts, duties, and immunities
-------------     ----
of the Indenture Trustee, the Paying Agent and the Transfer Agent and Registrar hereunder; and (iv) this Section 11.01 and Section 12.14.
                         -------------     -------------

                (b) Subject   to   Section 11.01(c),  no  Collections  shall  be
                                   ----------------
allocated to any Defeased Series.

                (c) The following shall be the conditions precedent to any Defeasance under Section 11.01(a):
                 ---------------

                    (i) the Issuer irrevocably shall have deposited or caused to be deposited with the Indenture Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Indenture Trustee and any Series Enhancer, as trust funds in trust for making the payments described below, (A) Dollars in an amount equal to, or (B) Eligible Investments which through the scheduled payment of principal and interest in respect thereof will provide, not later than the due date of payment thereon, money in an amount equal to, or
                (C) a combination thereof, in each case sufficient to pay and discharge, and which shall be applied by the Indenture Trustee to pay and discharge, all remaining scheduled interest and principal payments on all Outstanding Notes of each Defeased Series and all other amounts owing in respect of such Defeased Series (including all amounts owing under any related Enhancement Agreement to any Series Enhancer) on the dates scheduled for such payments in this Indenture and the applicable Indenture Supplements;

                    (ii) a statement from a firm of nationally recognized independent public accountants (who also may render other services to the Issuer) to the effect that such deposit is sufficient to pay the amounts specified in clause (i) above;
                                                              ----------
                    (iii) prior to  its  first exercise of its right pursuant to this  Section  11.01  with  respect  to  a  Defeased  Series  to
                      -------------
                substitute money or Eligible Investments for Receivables, the Issuer shall have delivered to the Indenture Trustee an Opinion of Counsel to the effect that such deposit and termination of obligations will not result in the Issuer being required to register as an "investment company" within the meaning of the Investment Company Act;

                    (iv) the Issuer shall have delivered to the Indenture Trustee and each Series Enhancer an Officer's Certificate of the Issuer stating that the Issuer reasonably believes that such deposit and termination of obligations will not, based on the facts known to such officer at the time of such certification, then cause an Event of Default or Amortization Event with respect to any Series or any event that, with the giving of notice or the lapse of time, would result in the occurrence of a Event of Default or Amortization Event with respect to any Series;

                    (v) the Rating Agency Condition shall have been satisfied and the Issuer shall have delivered copies to the Servicer, the Indenture Trustee and each Series Enhancer of such written notification from each Rating Agency; and

                    (vi) the Issuer shall have delivered to the Indenture Trustee and each Series Enhancer a Tax Opinion.


                                  ARTICLE XII

                                  MISCELLANEOUS

        Section 12.01   Compliance Certificates and Opinions, etc.
                        ------------------------------------------

                (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture or any other Transaction Document, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) if reasonably requested by the Indenture Trustee, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, which require satisfaction of any legal requirement have been complied with and (iii) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 12.01,
                                                                  -------------
except that, in the case of any such application or request as to which the furnishing of specific documents is required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                    (ii)  a brief  statement as to the  nature  and scope of the
                examination  or  investigation  upon  which   the  statements or
                opinions contained in such certificate or opinion are based;

                    (iii) a  statement  that,  in  the  opinion  of  each   such
                signatory,   such   signatory   has  made  such  examination  or
                investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                (b) (i) Prior to the deposit of any Pledged Assets or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the Lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 12.01(a) or elsewhere in this
                                        -----------------
Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Pledged Assets or other property or securities to be so deposited.

                    (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer also shall deliver
                              ----------
                to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and
                                                            ----------
                this clause (ii),  is 10% or more of the  Outstanding  Amount of
                     ----------
                the Notes, but such a certificate need not be furnished with respect to any securities so deposited if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than 10% of the Outstanding Amount of the Notes.

                    (iii) Other  than  as  provided  in  the  Granting   Clause,
                whenever any property or securities are to be released from the Lien of this Indenture, the Issuer also shall furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                    (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer also shall furnish
                             ------------
                to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than as provided in the Granting Clause, or securities released from the Lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii)
                                                                    ------------
                above  and  this  clause  (iv),  equals  10%  or  more  of   the
                                   -----------
                Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than 10% of the then Outstanding Amount of the Notes.

                    (v)   Notwithstanding  any  provision of this Section 12.01,
                                                                  -------------
                the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Series Accounts as and to the extent permitted or required by the Transaction Documents, and the provisions of the Granting Clause shall apply.

        Section 12.02   Form of Documents Delivered to Indenture Trustee.
                        ------------------------------------------------

                In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer or the Issuer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                In any case in which any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.
            ----------

        Section 12.03   Acts of Noteholders.
                        -------------------

                (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders shall be given or taken in accordance with the terms of this Indenture by Noteholders holding Notes as of the most recent Record Date and may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing and satisfying any requisite percentages as to the minimum number or Dollar value of outstanding principal amount represented by such Noteholders; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, to the extent hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders
                                                        ---
signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.03.
                                                   -------------

                (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

                (c) The ownership of Notes shall be proved by the Note Register.

                (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

        Section 12.04   Notices  to  Issuer,  Indenture  Trustee,  Paying Agent,
                        -------------------------------------------------------
Authentication Agent and Transfer Agent and Registrar.
-----------------------------------------------------

                All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to, sent by courier at or mailed by certified or registered mail, return receipt requested, to (a) in the case of the Issuer, to 3125 Chad Drive, Eugene, Oregon 97408, Attention: Manager with copies by facsimile to
(541) 242-7577 and to the Treasurer's Department of the Parent at (415) 501-1342, (b) in the case of the Indenture Trustee, to the Corporate Trust Office, (c) in the case of the Paying Agent, the Authentication Agent or the Transfer Agent and Registrar, to the Corporate Trust Office and (d) in the case of the Rating Agency for a particular Series, the address, if any, specified in the Indenture Supplement relating to such Series; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

        Section 12.05   Notices to Noteholders; Waiver.
                        ------------------------------

                In any case in which this Indenture provides for notice to Noteholders or a Series Enhancer of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by registered or certified mail or first class postage prepaid or national overnight courier service to each Noteholder or Series Enhancer affected by such event, at the Noteholder's address as it appears on the Note Register or at the Series Enhancer's address for notices set forth in the relevant agreement relating to Series Enhancement, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. If notice to Noteholders or a Series Enhancer is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Person shall affect the sufficiency

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

of such notice with respect to other Persons, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                In any case in which this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee (with a copy to the Paying Agent), but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                If, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee or the Paying Agent, as the case may be, shall be deemed to be a sufficient giving of such notice.

        Section 12.06   Alternate Payment and Notice Provisions.
                        ---------------------------------------

                Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer, with the consent of the Paying Agent, may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee or/and the Paying Agent a copy of each such agreement and the Paying Agent or the Indenture Trustee, as the case may be, shall cause payments to be made and notices to be given in accordance with such agreements.

        Section 12.07   Effect of Headings and Table of Contents.
                        ----------------------------------------

                The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        Section 12.08   Successors and Assigns.
                        ----------------------

                All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

        Section 12.09   Separability.
                        ------------

                If any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        Section 12.10   Benefits of Indenture.
                        ---------------------

                Nothing in this Indenture or in the Notes, express or implied, shall give to any Person other than the parties hereto and their successors hereunder, any Series Enhancer and the Noteholders, any benefit.

        Section 12.11   Legal Holidays.
                        --------------

                If the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

        Section 12.12   GOVERNING LAW.
                        -------------

                THE INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING ss.5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

        Section 12.13   Counterparts.
                        ------------

                This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        Section 12.14   No Petition; Limited Recourse to Issuer.
                        ---------------------------------------

                (a) The Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer, the Transferor, the Seller or the Originator, or join in any institution against the Issuer, the Transferor, the Seller or the Originator, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Transaction Documents until the expiration of one year and one day after payment in full of the latest maturing Note issued by the Issuer under this Indenture.

                (b) Notwithstanding anything herein to the contrary, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar hereby agree that the Notes and other obligations of the Issuer hereunder and under any Indenture Supplement are limited recourse obligations of the Issuer and shall be payable solely out of the Pledged Assets at such time as, and to the extent of funds actually received by, or available to, the Issuer, and, to the extent funds are not available to pay such Notes and other obligations, the claims relating thereto shall accrue but shall be non-recourse against the Issuer and shall not constitute claims under Section 101 of the Bankruptcy Code.

                (c) This  Section  12.14  shall  survive  termination   of   the
                           -------------
Indenture.

        Section 12.15   Provision of Information to Rating Agencies.
                        -------------------------------------------

                At the request of a Rating Agency, the Indenture Trustee will provide such Rating Agency with any reports and other written information it has received from the Servicer for distribution to Noteholders.

                IN WITNESS WHEREOF, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and attested, all as of the day and year first above written.


                              LEVI STRAUSS RECEIVABLES FUNDING,
                              LLC, as Issuer




                              By:  _________________________________
                                   Name:  Joseph M. Maurer
                                   Title:  Treasurer



                              CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee, Paying Agent Authentication Agent and Transfer Agent and Registrar


                              By:  _________________________________
                                   Name:
                                   Title:










                     Signature Page to Master Indenture


















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